UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06324

Exact name of registrant as specified in charter:	Delaware Group® Global & International Funds

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1. Reports to Stockholders

Annual report
Global / international equity mutual funds
Delaware Emerging Markets Fund
Delaware International Small Cap Fund
Delaware International Value Equity Fund
November 30, 2020
Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.
You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.
Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.
You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie
Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.
If you are interested in learning more about creating an investment plan, contact your financial advisor.
You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at delawarefunds.com/literature.
Manage your account online
•   Check your account balance and transactions
•  View statements and tax forms
•  Make purchases and redemptions
Visit delawarefunds.com/account-access.
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Funds are governed by US laws and regulations.
Unless otherwise noted, views expressed herein are current as of November 30, 2020, and subject to change for events occurring after such date.
The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.
Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.
All third-party marks cited are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc

Portfolio management review
Delaware Emerging Markets Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware Emerging Markets Fund (Institutional Class shares)	1-year return	+24.76%
Delaware Emerging Markets Fund (Class A shares)	1-year return	+24.44%
MSCI Emerging Markets Index (net)	1-year return	+18.43%
MSCI Emerging Markets Index (gross)	1-year return	+18.83%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware Emerging Markets Fund, please see the table on page 8.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 10 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital appreciation.
Market review
The MSCI Emerging Markets Index rose during the 1-year period ended November 30, 2020. Early in the 12-month period, emerging market countries experienced sharp declines amid a market backdrop accented by extreme equity volatility, a flight to safety, US dollar strength, collapsing oil prices, and sharp declines in economic activity. Global equity markets rallied, however, as they responded favorably to central banks’ monetary stimulus and the easing of COVID-19 restrictions in several countries. Optimism generated by the reopening of economies also underpinned a sharp recovery in commodities’ prices, including copper and oil.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware Emerging Markets Fund outperformed its benchmark, the MSCI Emerging Markets Index (net). The Fund’s Institutional Class shares gained 24.76%. The Fund’s Class A shares advanced 24.44% at net asset value and 17.27% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 18.43%. For complete, annualized performance of Delaware Emerging Markets Fund, please see the table on page 8.
China contributed the most to the Fund’s relative performance due to favorable stock selection. Shares of white-liquor companies Wuliangye Yibin Co. Ltd. and Kweichow Moutai Co. Ltd. outperformed as pricing in the premium segment remained resilient. Shares of JD.com Inc. outperformed since strong ecommerce demand benefited the company.
In India, the Fund’s overweight position in Reliance Industries Ltd. contributed to performance during the fiscal year. Reliance Industries further deleveraged its balance sheet through strategic stake sales of its digital and retail businesses.
In Taiwan, shares of MediaTek Inc. outperformed as growing demand for 5G wireless networking products has improved its profitability. Shares of Taiwan Semiconductor Manufacturing Co. Ltd. also outperformed as demand for the company’s leading-edge technology has been resilient. The

Portfolio management review
Delaware Emerging Markets Fund
Fund’s underweight position in South Africa was favorable in terms of asset allocation.
Conversely, Mexico detracted the most from relative performance due to the Fund’s overweight allocation and unfavorable stock selection. A weaker macroeconomic outlook weighed on shares of Banco Santander Mexico S.A. Shares of Grupo Televisa SAB sold off as leveraged companies were more severely punished in the first half of 2020, while the weak economy negatively affected advertising demand. The Fund’s position in Coca-Cola FEMSA SAB de CV also underperformed despite its business's more stable characteristics. We believe that these businesses remain fundamentally sound and that valuations already reflect weakness in their business outlooks; therefore, we continue to hold these companies in the Fund.
In South Korea, shares of SK Telecom Co. Ltd. detracted from relative performance. The combination of regulatory pressure on pricing and the company’s investment in 5G infrastructure weighed on profitability. We expect earnings performance to improve in the coming years, supported by 5G adoption and a contribution from its investment in SK Hynix Inc.
Elsewhere, in Russia shares of Rosneft Oil Co. PJSC and Gazprom PJSC underperformed due to the weakening outlook for demand in the energy sector. We believe both companies remain highly cost-competitive and profitable. Finally, the Fund’s lack of exposure to Meituan in China was unfavorable as this stock significantly outperformed.
Among sectors, consumer staples, financials, and information technology contributed the most to the Fund’s relative performance. In contrast, the communication services sector detracted the most from relative performance due to the Fund’s positions in Grupo Televisa and SK Telecom.
With COVID-19 still a focal point underpinning economic activity and policy making, we believe markets are likely to remain volatile. Over the long term, we continue to believe that some trends will likely persist, including greater technology adoption, industry consolidation, consumption premiumization, accommodative monetary policy, and improvements in corporate governance.
Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.
Among countries, the Fund currently holds overweight positions relative to the benchmark in South Korea, Russia, and Brazil. Conversely, the Fund is currently underweight in China, South Africa, Saudi Arabia, and Thailand. Sectors we currently favor include communication services, consumer staples, technology, and energy (largely due to the Fund’s holding, Reliance Industries). The Fund is most underweight in financials.
The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management review
Delaware International Small Cap Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware International Small Cap Fund (Institutional Class shares)	1-year return	+22.30%
Delaware International Small Cap Fund (Class A shares)	1-year return	+22.07%
MSCI ACWI (All Country World Index) ex USA Small Cap Index (net)	1-year return	+12.04%
MSCI ACWI (All Country World Index) ex USA Small Cap Index (gross)	1-year return	+12.46%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Small Cap Fund, please see the table on page 12.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term capital appreciation.
Market review
Overall, the fiscal year ended November 30, 2020 was most notable for the onset of the COVID-19 pandemic and the sharp market volatility that ensued. When the 12-month period began, investors were focused on the ongoing US-China trade dispute and associated tariff issues. Nonetheless, as 2019 ended, global financial markets were riding the tailwind of supportive central-bank policies.
In the third week of February 2020, however, markets sold off swiftly as investors’ attention turned to the COVID-19 outbreak in China. Beginning in March, countries around the world responded to the pandemic with lockdowns and various economic restrictions. That, in turn, prompted massive monetary and fiscal support from central banks and governments, propelling equity markets higher from late March 2020 through the end of the fiscal year.
There was plenty of volatility along the way, as a second and then third wave of the virus took place. In the summer, cases increased as lockdowns were eased. In the mid to late fall, as predicted, an even larger wave materialized as people began to spend more time indoors. The rapidly increasing number of coronavirus cases and the slow economic recovery wreaked havoc on industries such as travel and hospitality. However, successful vaccine trials pushed equities higher in November as investors’ optimism for an end to the pandemic increased. At the same time, ongoing concern about Brexit and the looming US presidential election, with many political questions extending beyond the fiscal year, added to uncertainty and market volatility.
Throughout this challenging year, we maintained our disciplined bottom-up (stock-by-stock) investment process, which searches for companies undergoing positive fundamental change that we feel will drive earnings growth beyond what the market expects. We use a top-down macroeconomic overlay to address the magnitude of the Fund’s overweights and underweights from a geographic and sector perspective.
For example, we reduced or sold out of positions that we believed would be disproportionately affected by the virus-related slowdown during the spring. These included retail, energy, and student

Portfolio management review
Delaware International Small Cap Fund
housing-related firms that seemed to be exposed to greater risks during that time frame. Conversely, in light of the recent vaccine news, we identified some companies that we felt would benefit from a reopening of the economy in the coming months.
Overall, in this environment, small-cap stocks held their own, trailing large-cap stocks within the United States but keeping pace with or outperforming broad international large-cap-dominated benchmarks. In the US, the large-cap S&P 500® Index gained 17.46% and the small-cap Russell 2000® Index advanced 13.59%. Among international equity markets, the MSCI EAFE (Europe, Australasia, Far East) Index (net) gained 6.37%, the MSCI Emerging Markets Index (net) advanced 18.43%, and the MSCI Emerging Markets Small Cap Index (net) gained 17.51% during the fiscal year. The Fund’s benchmark, the MSCI ACWI ex USA Small Cap Index (net), gained 12.04% for the period.
Source: Bloomberg.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware International Small Cap Fund outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (net). The Fund’s Institutional Class shares gained 22.30%. The Fund’s Class A shares advanced 22.07% at net asset value and 15.07% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 12.04%. For complete, annualized performance of Delaware International Small Cap Fund, please see the table on page 12.
Our individual stock-by-stock selection process drives the Fund’s positioning. With that in mind, the sectors that contributed the most to the Fund’s relative performance during the fiscal year were information technology (IT) and industrials. The countries that made the largest contribution to performance, based on the Fund’s holdings domiciled there, were Japan, Sweden, and Germany.
The three largest individual contributors to performance were Evolution Gaming Group AB and MIPS AB of Sweden and Japan’s
Daifuku Co. Ltd.
Shares of Evolution Gaming, a Swedish company that operates live online casino games, outperformed during the 12-month period after reporting financial results that surpassed analysts’ expectations throughout the year. The firm continued to innovate with new live online games, and it expanded its customer base. Evolution Gaming also benefited as people spent more time at home during the lockdown.
MIPS, a Swedish provider of safety technology for helmets, outperformed for the fiscal year after posting better-than-expected earnings results. While COVID-19 restrictions affected the company’s ski and snowboard helmet category, the company saw strong results in its bicycle subcategory as many more people took to the roads this past summer.
Daifuku, a Japanese manufacturer of factory automation equipment, outperformed during the fiscal year after reporting solid financial results and maintained that its full-year order target remains achievable.
The sectors that detracted the most from the Fund’s performance were healthcare and consumer staples. The countries that detracted the most from performance were Brazil, Chile, and South Korea.
The three stocks that detracted the most from the Fund’s relative performance were Vistry Group PLC and boohoo Group PLC, based in the United Kingdom, and Norway’s BW Offshore Ltd. We exited all three positions.
UK homebuilder Vistry Group underperformed on fear of rapidly collapsing business due to the

COVID-19 pandemic. Although the company had performed well, the UK government suspended new construction and closed sales offices until further notice during the initial COVID-19 response.
Shares of online fast-fashion retailer boohoo Group underperformed after significant concerns were raised over one of its suppliers’ subcontractors. Allegations of poor and possibly illegal working conditions at a garment manufacturer in Leicester weighed on the share price.
Shares of BW Offshore underperformed as the effects of shuttered businesses and social distancing in response to the pandemic severely depressed oil demand and prices. The Norwegian oil service company also operates its own oil production in West Africa, and both business lines were subject to severe pressure due to the falling price of oil.
In recent weeks, the market has become more optimistic about the distribution of vaccines, as the rollout of vaccines will affect the lifting of lockdowns and the timing of a return to normal activity globally. If that works well, we think we can anticipate a stronger economic recovery. Meanwhile, we believe there will likely be ongoing central-bank monetary support as well as fiscal support until global economies truly recover. If there are any glitches regarding the rollout of vaccines or if people are reluctant to take the vaccines, we believe that could set markets back.
Meanwhile, we continue to follow the ins and outs of Brexit negotiations and what that could mean for various firms located in the UK primarily but also, to a lesser degree, the possible spillover effect on companies in the European Union. Other concerns relate to unknowns regarding the new Biden administration’s policies and possible changes to US regulations or taxation.
As mentioned previously, the Fund’s positioning in terms of country and sector weights is driven primarily by bottom-up stock-selection opportunities. As a result, at the end of the fiscal period, relative to the MSCI ACWI ex USA Small Cap Index, the Fund was overweight the UK and Canada. From a sector perspective, IT and consumer discretionary were the Fund’s largest overweights. Conversely, the Fund’s largest relative underweight countries were Australia and Switzerland, again based on bottom-up stock-specific calls. Two of the Fund’s largest sector underweights at fiscal year-end were financials and materials.
The Fund may use derivatives or structured products in certain limited situations. For example, the Fund may use equity-linked notes to gain local market access in situations where direct market participation is limited. Derivatives and structured products were not used by the Fund during the fiscal period. The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Portfolio management review
Delaware International Value Equity Fund	December 8, 2020 (Unaudited)
Performance preview (for the year ended November 30, 2020)
Delaware International Value Equity Fund (Institutional Class shares)	1-year return	+4.04%
Delaware International Value Equity Fund (Class A shares)	1-year return	+3.80%
MSCI EAFE (Europe, Australasia, Far East) Index (net)	1-year return	+6.37%
MSCI EAFE (Europe, Australasia, Far East) Index (gross)	1-year return	+6.83%
Past performance does not guarantee future results.
For complete, annualized performance for Delaware International Value Equity Fund, please see the table on page 16. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.
The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.
Please see page 18 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.
Investment objective
The Fund seeks long-term growth without undue risk to principal.
Economic developments and market performance
The year 2019 ended with positive stock performance in the final month. Stock markets around the world rose during the final quarter of 2019 when the risk to global growth seemed to have subsided after the United States and China agreed on a Phase 1 trade deal. The general election in the United Kingdom on December 12, 2019 was another major event that helped remove some market uncertainty. The Conservative Party’s landslide victory meant that Brexit would move forward; Britain left the European Union (EU) on January 31, 2020. A transition period through the end of 2020 should have provided enough time for negotiations to secure a trade deal with the EU.
In the beginning of 2020, however, international markets started to realize the effects of the fast-spreading COVID-19 pandemic, fell sharply, and marked a bottom toward the end of March 2020. Digesting the ongoing evolution of the pandemic, international equity market investors radically changed direction following the selloff. The steep collapse at an incredible velocity in the first quarter of 2020 was followed by a notable rebound in the second quarter, fueled by unprecedented fiscal and monetary stimulus. After some pullback in September and October, anticipation that a vaccine for COVID-19 would soon be available sparked a rally in November and pushed the market into positive return territory for the 12-month period.
Within the Fund
For the fiscal year ended November 30, 2020, Delaware International Value Equity Fund underperformed its benchmark, the MSCI EAFE Index (net). The Fund’s Institutional Class shares gained 4.04%. The Fund’s Class A shares advanced 3.80% at net asset value (NAV) and declined 2.14% at maximum offer price. These figures reflect reinvestment of all distributions. During the same period, the Fund’s benchmark gained 6.37%. For complete, annualized performance of Delaware International Value Equity Fund, please see the table on page 16.
The portfolio management team invests with the mindset of long-term business owners. Our research is focused on how well we think a company can deploy its capital and redeploy retained earnings. Therefore, the Fund’s portfolio is built bottom-up (stock-by-stock) by selecting company stocks based on quantitative insights and qualitative assessments.
We use a portfolio management tool and risk model to analyze what we view as the various contributors to and detractors from the Fund’s performance against its benchmark. For the year ended November 30, 2020, active country and region weights had a positive effect on performance. The Fund’s overweight in Denmark and underweight in the UK relative to its benchmark were positive.
Our active sector weights likewise positively affected returns. The Fund’s underweights to financials and energy and an overweight to healthcare relative to the benchmark also contributed to a positive sector effect. The Fund’s underweight in information technology detracted from performance.
In terms of individual holdings, three of the largest contributors to active performance were Danish multinational pharmaceutical company Novo Nordisk A/S, French industrial-gas company Air Liquide S.A., and Japanese power-tools manufacturer Makita Corp.
During the 12-month period, Novo Nordisk rose steadily, buoyed by positive earnings reports.
Air Liquide has a long history of allocating its capital effectively, balancing decisions of cash return to its shareholders, and pursuing growth opportunities. The industrial gases industry has a tailwind from some favorable and digitalization.
Makita rose steadily, buoyed by a first-quarter result that exceeded market expectations.
Conversely, three of the largest detractors from performance during the fiscal year were three companies based in France: multinational food-products corporation Danone S.A., food services and facilities management company Sodexo S.A., and multinational telecommunications corporation Orange S.A.
Danone delivered a soft first half in contrast with other food companies that enjoyed tailwinds from the eat-at-home trend. The Achilles’ heel for Danone was its Waters business.
Sodexo suffered disproportionally from the effects of the coronavirus. Facility servicing and restaurants have had strong headwinds due to lockdowns in most of Sodexo’s markets.
A lack of equipment sales due to the closure of three-quarters of its European stores negatively affected Orange. Its balance sheet as well was hurt by the decline in roaming revenues due to people not traveling during government lockdowns.
The Fund used foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

Performance summaries
Delaware Emerging Markets Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. June 10, 1996)
Excluding sales charge	+24.44%	+13.82%	+5.84%	+8.21%
Including sales charge	+17.27%	+12.48%	+5.21%	+7.95%
Class C (Est. June 10, 1996)
Excluding sales charge	+23.54%	+12.96%	+5.05%	+7.41%
Including sales charge	+22.54%	+12.96%	+5.05%	+7.41%
Class R (Est. August 31, 2009)
Excluding sales charge	+24.11%	+13.53%	+5.57%	+7.41%
Including sales charge	+24.11%	+13.53%	+5.57%	+7.41%
Institutional Class (Est. June 10, 1996)
Excluding sales charge	+24.76%	+14.10%	+6.10%	+8.50%
Including sales charge	+24.76%	+14.10%	+6.10%	+8.50%
Class R6 (Est. May 2, 2016)
Excluding sales charge	+24.93%	—	—	+14.31%
Including sales charge	+24.93%	—	—	+14.31%
MSCI Emerging Markets Index (net)	+18.43%	+10.72%	+3.61%	+6.09%*
MSCI Emerging Markets Index (gross)	+18.83%	+11.13%	+3.97%	+6.38%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 9. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales
charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.37% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.25% of the Fund’s Class R6 shares’ average daily net assets, from December 1, 2019 to November 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.63%	2.38%	1.88%	1.38%	1.26%
Net expenses (including fee waivers, if any)	1.62%	2.37%	1.87%	1.37%	1.25%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2021.

Performance summaries
Delaware Emerging Markets Fund
Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Delaware Emerging Markets Fund — Institutional Class shares	$10,000	$18,086
Delaware Emerging Markets Fund — Class A shares	$9,425	$16,623
MSCI Emerging Markets Index (gross)	$10,000	$14,764
MSCI Emerging Markets Index (net)	$10,000	$14,252
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 9. Please note additional details on pages 8 through 11.
The graph also assumes $10,000 invested in the MSCI Emerging Markets Index as of November 30, 2010. The MSCI Emerging Markets
Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEMAX	245914841
Class C	DEMCX	245914825
Class R	DEMRX	245914569
Institutional Class	DEMIX	245914817
Class R6	DEMZX	245914510

Performance summaries
Delaware International Small Cap Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. December 29, 2008)
Excluding sales charge	+22.07%	+9.39%	+9.13%	+12.94%
Including sales charge	+15.07%	+8.10%	+8.48%	+12.37%
Class C (Est. December 29, 2010)
Excluding sales charge	+21.15%	+8.57%	—	+7.75%
Including sales charge	+20.15%	+8.57%	—	+7.75%
Class R (Est. December 29, 2010)
Excluding sales charge	+21.86%	+9.11%	—	+8.28%
Including sales charge	+21.86%	+9.11%	—	+8.28%
Institutional Class (Est. December 29, 2008)
Excluding sales charge	+22.30%	+9.64%	+9.39%	+13.16%
Including sales charge	+22.30%	+9.64%	+9.39%	+13.16%
Class R6 (Est. June 30, 2017)
Excluding sales charge	+22.48%	—	—	+8.98%
Including sales charge	+22.48%	—	—	+8.98%
MSCI ACWI ex USA Small Cap Index (net)	+12.04%	+7.92%	+6.24%	+10.81%*
MSCI ACWI ex USA Small Cap Index (gross)	+12.46%	+8.33%	+6.63%	+11.21%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.12% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund’s Class R6 shares’ average daily net assets, from December 1, 2019 to November 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.55%	2.30%	1.80%	1.30%	1.18%
Net expenses (including fee waivers, if any)	1.37%	2.12%	1.62%	1.12%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2021.

Performance summaries
Delaware International Small Cap Fund
Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
Delaware International Small Cap Fund — Institutional Class shares	$10,000	$24,542
Delaware International Small Cap Fund — Class A shares	$9,425	$22,576
MSCI ACWI ex USA Small Cap Index (gross)	$10,000	$18,996
MSCI ACWI ex USA Small Cap Index (net)	$10,000	$18,318
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages
12 through 15.
The graph also assumes $10,000 invested in the MSCI ACWI ex USA Small Cap Index as of November 30, 2010. The MSCI ACWI (All Country World Index) ex USA Small Cap Index represents small-cap stocks across 22 of 23 developed market countries (excluding the United States) and 26 emerging market countries. The index covers approximately 14% of the global equity opportunity set outside the US.
The S&P 500 Index, mentioned on page 4, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.
The Russell 2000 Index, mentioned on page 4, measures the performance of the small-cap segment of the US equity universe.
The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 4, represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.
The MSCI Emerging Markets Index, mentioned on page 4, represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.
The MSCI Emerging Markets Small Cap Index, mentioned on page 4, represents small-cap stocks across 26 emerging market countries. The small-cap segment tends to capture more local economic and sector characteristics relative to larger emerging market capitalization segments. The index covers approximately 14% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.
	Nasdaq symbols	CUSIPs
Class A	DGGAX	246118541
Class C	DGGCX	246118533
Class R	DGGRX	246118525
Institutional Class	DGGIX	246118517
Class R6	DGRRX	245914486

Performance summaries
Delaware International Value Equity Fund	November 30, 2020 (Unaudited)
The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.
Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2020
	1 year	5 year	10 year	Lifetime
Class A (Est. October 31, 1991)
Excluding sales charge	+3.80%	+4.75%	+4.26%	+5.74%
Including sales charge	-2.14%	+3.52%	+3.64%	+5.53%
Class C (Est. November 29, 1995)
Excluding sales charge	+3.01%	+3.98%	+3.48%	+4.52%
Including sales charge	+2.01%	+3.98%	+3.48%	+4.52%
Class R (Est. June 2, 2003)
Excluding sales charge	+3.53%	+4.50%	+4.00%	+5.41%
Including sales charge	+3.53%	+4.50%	+4.00%	+5.41%
Institutional Class (Est. November 9, 1992)
Excluding sales charge	+4.04%	+5.03%	+4.53%	+6.43%
Including sales charge	+4.04%	+5.03%	+4.53%	+6.43%
Class R6 (Est. March 29, 2018)
Excluding sales charge	+4.14%	—	—	+0.99%
Including sales charge	+4.14%	—	—	+0.99%
MSCI EAFE Index (net)	+6.37%	+6.19%	+5.85%	+6.06%*
MSCI EAFE Index (gross)	+6.83%	+6.70%	+6.35%	+6.48%*
*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.
1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.
Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 17. Performance would have been lower had expense limitations not been in effect.
Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.
Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual
12b-1 fee of 0.25% of average daily net assets.

Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.
Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.
Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.
Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.
International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.
The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.
2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.88% of the Fund’s average daily net assets for all share classes other than Class R6, and 0.82% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2020 to November 30, 2020.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.
Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.34%	2.09%	1.59%	1.09%	1.03%
Net expenses (including fee waivers, if any)	1.13%	1.88%	1.38%	0.88%	0.82%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
*For the period December 1, 2019 to July 30, 2020, the waiver was set at 1.09% of the Fund's average daily net assets for all share classes other than R6, and 1.03% of the Fund's Class R6 shares' average daily net assets. The aggregate contractual waiver period covering this report is from March 27, 2020 through July 31, 2021.

Performance summaries
Delaware International Value Equity Fund
Performance of a $10,000 investment1
Average annual total returns from November 30, 2010 through November 30, 2020
For period beginning November 30, 2010 through November 30, 2020	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$18,501
MSCI EAFE Index (net)	$10,000	$17,659
Delaware International Value Equity Fund — Institutional Class shares	$10,000	$15,570
Delaware International Value Equity Fund — Class A shares	$9,425	$14,292
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on November 30, 2010, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 17. Please note additional details on pages 16 through 19.
The graph also assumes $10,000 invested in the MSCI EAFE Index as of November 30, 2010. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across
21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.
Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.
Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEGIX	245914106
Class C	DEGCX	245914858
Class R	DIVRX	245914577
Institutional Class	DEQIX	245914403
Class R6	DEQRX	245914478

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2020 to November 30, 2020.
Actual expenses
The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Emerging Markets Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,350.30	1.62%	$9.52
Class C	1,000.00	1,345.00	2.37%	13.89
Class R	1,000.00	1,348.10	1.87%	10.98
Institutional Class	1,000.00	1,351.30	1.37%	8.05
Class R6	1,000.00	1,352.20	1.25%	7.35
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.62%	$8.17
Class C	1,000.00	1,013.15	2.37%	11.93
Class R	1,000.00	1,015.65	1.87%	9.42
Institutional Class	1,000.00	1,018.15	1.37%	6.91
Class R6	1,000.00	1,018.75	1.25%	6.31
Delaware International Small Cap Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,239.90	1.36%	$7.62
Class C	1,000.00	1,236.60	2.11%	11.80
Class R	1,000.00	1,239.00	1.61%	9.01
Institutional Class	1,000.00	1,240.80	1.11%	6.22
Class R6	1,000.00	1,243.20	1.00%	5.61
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.36%	$6.86
Class C	1,000.00	1,014.45	2.11%	10.63
Class R	1,000.00	1,016.95	1.61%	8.12
Institutional Class	1,000.00	1,019.45	1.11%	5.60
Class R6	1,000.00	1,020.00	1.00%	5.05

Disclosure of Fund expenses
For the six-month period from June 1, 2020 to November 30, 2020 (Unaudited)
Delaware International Value Equity Fund
Expense analysis of an investment of $1,000
	Beginning Account Value 6/1/20	Ending Account Value 11/30/20	Annualized Expense Ratio	Expenses Paid During Period 6/1/20 to 11/30/20*
Actual Fund return†
Class A	$1,000.00	$1,142.60	1.19%	$6.37
Class C	1,000.00	1,138.50	1.94%	10.37
Class R	1,000.00	1,140.70	1.44%	7.71
Institutional Class	1,000.00	1,144.40	0.94%	5.04
Class R6	1,000.00	1,144.30	0.88%	4.72
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.19%	$6.01
Class C	1,000.00	1,015.30	1.94%	9.77
Class R	1,000.00	1,017.80	1.44%	7.26
Institutional Class	1,000.00	1,020.30	0.94%	4.75
Class R6	1,000.00	1,020.60	0.88%	4.45
*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.
In addition to the Funds' expenses reflected above, each Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests, including exchange-traded funds. The tables above do not reflect the expenses of the Underlying Funds.

Security type / country and sector allocations
Delaware Emerging Markets Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	97.05%
Argentina	0.24%
Bahrain	0.02%
Brazil	6.10%
Chile	0.92%
China	37.78%
India	8.88%
Indonesia	0.51%
Malaysia	0.03%
Mexico	3.18%
Peru	0.62%
Republic of Korea	17.56%
Russia	5.04%
South Africa	0.85%
Taiwan	13.66%
Turkey	0.65%
United Kingdom	0.06%
United States	0.95%
Preferred Stock	2.19%
Exchange-Traded Fund	0.11%
Participation Notes	0.00%
Short-Term Investments	0.72%
Total Value of Securities	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware Emerging Markets Fund
Common stock, participation notes, and preferred stock by sector♦	Percentage of net assets
Communication Services	20.93%
Consumer Discretionary	13.04%
Consumer Staples	15.53%
Energy	11.17%
Financials	5.49%
Healthcare	1.69%
Industrials	0.49%
Information Technology*	27.54%
Materials	2.70%
Real Estate Investment Trusts	0.30%
Utilities	0.36%
Total	99.24%
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund's concentration guidelines as described in the Fund's Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Electronics, Internet, Electronic Component, and Semiconductor Component. As of November 30, 2020, such amounts, as a percentage of total net assets were 0.43%, 0.71%, 17.27% and 9.12%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Security type / country and sector allocations
Delaware International Small Cap Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	96.65%
Argentina	1.07%
Australia	3.26%
Austria	0.34%
Belgium	1.99%
Brazil	0.70%
Canada	10.02%
China	3.07%
Denmark	2.07%
Finland	1.40%
France	4.02%
Germany	5.79%
Hong Kong	1.03%
India	3.21%
Ireland	1.10%
Italy	1.26%
Japan	20.66%
Netherlands	1.14%
New Zealand	0.80%
Norway	3.14%
Republic of Korea	3.59%
Russia	2.21%
Sweden	5.29%
Switzerland	1.16%
Taiwan	2.78%
United Kingdom	15.55%
Preferred Stock	1.16%
Short-Term Investments	2.14%
Total Value of Securities	99.95%
Receivables and Other Assets Net of Liabilities	0.05%
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware International Small Cap Fund
Common stock and preferred stock by sector	Percentage of net assets
Communication Services	9.08%
Consumer Discretionary	16.83%
Consumer Staples	7.63%
Energy	0.86%
Financials	2.80%
Healthcare	6.51%
Industrials	20.58%
Information Technology	20.26%
Materials	4.57%
Real Estate	6.22%
Utilities	2.47%
Total	97.81%

Security type / country and sector allocations
Delaware International Value Equity Fund	As of November 30, 2020 (Unaudited)
Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s or a sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.
Security type / country	Percentage of net assets
Common Stock by Country	97.50%
Denmark	5.60%
France	23.20%
Germany	10.08%
Ireland	0.79%
Japan	18.68%
Netherlands	4.35%
Sweden	7.24%
Switzerland	15.54%
United Kingdom	12.02%
Exchange-Traded Funds	1.79%
Securities Lending Collateral	0.06%
Total Value of Securities	99.35%
Obligation to Return Securities Lending Collateral	(0.16%)
Receivables and Other Assets Net of Liabilities	0.81%
Total Net Assets	100.00%

Security type / country and sector allocations
Delaware International Value Equity Fund
Common stock by sector♦	Percentage of net assets
Communication Services	11.96%
Consumer Discretionary	14.39%
Consumer Staples*	33.19%
Healthcare	17.30%
Industrials	13.25%
Information Technology	1.04%
Materials	6.37%
Total	97.50%
♦	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
*	To monitor compliance with the Fund's concentration guidelines as described in the Fund's Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of November 30, 2020, such amounts, as a percentage of total net assets were 9.20%, 1.57%, 20.68% and 1.74%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Schedules of investments
Delaware Emerging Markets Fund	November 30, 2020
	Number of shares	Value (US $)
Common Stock – 97.05%Δ
Argentina − 0.24%
Cablevision Holding GDR	443,972	$1,273,117
Cresud ADR †	1,624,384	6,448,805
Grupo Clarin GDR Class B 144A #, †	131,213	67,239
IRSA Inversiones y Representaciones ADR †	1,184,728	5,165,414
IRSA Propiedades Comerciales ADR	52,574	525,744
		13,480,319
Bahrain − 0.02%
Aluminum Bahrain GDR 144A #	221,400	1,418,067
		1,418,067
Brazil − 6.10%
AES Tiete Energia	516,085	1,541,300
Arcos Dorados Holdings Class A	2,304,242	11,359,913
Atacadao	500,000	1,859,111
B2W Cia Digital †	10,500,000	139,055,325
Banco Bradesco ADR	5,438,400	24,690,336
Banco Santander Brasil ADR	3,051,128	22,212,212
BRF ADR †	6,850,000	28,153,500
Embraer ADR †	420,704	2,511,603
Itau Unibanco Holding ADR	9,170,000	49,059,500
Rumo †	1,905,351	6,721,756
Telefonica Brasil ADR	2,050,000	17,937,500
TIM ADR	1,244,820	15,597,594
Vale ADR	2,000,000	29,120,000
		349,819,650
Chile − 0.92%
Cia Cervecerias Unidas ADR	410,528	5,874,656
Sociedad Quimica y Minera de Chile ADR	989,600	46,580,472
		52,455,128
China − 37.78%
Alibaba Group Holding ADR †	990,000	260,726,400
Baidu ADR †	420,000	58,375,800
BeiGene †	1,615,700	34,748,478
China Mobile	11,698,500	70,030,564
China Petroleum & Chemical Class H	30,000,000	13,585,256
CNOOC	19,311,000	20,255,118
Guangshen Railway Class H	11,000,000	2,029,402
iQIYI ADR †	700,000	15,652,000
JD.com ADR †	2,800,000	238,980,000
Kangji Medical Holdings †	3,000	6,224
Kunlun Energy	21,000,000	15,822,372

Schedules of investments
Delaware Emerging Markets Fund
	Number of shares	Value (US $)
Common StockΔ (continued)
China (continued)
Kweichow Moutai Class A	969,961	$252,563,863
PetroChina Class H	18,000,000	5,735,997
Ping An Insurance Group Co. of China Class H	4,000,000	46,961,379
Prosus †	600,000	65,015,096
SINA †	2,047,649	88,724,631
Sinofert Holdings †	28,000,000	2,745,435
Sogou ADR †	1,500,000	13,230,000
Sohu.com ADR †	2,219,642	40,752,627
Tencent Holdings	4,750,000	345,017,772
Tencent Music Entertainment Group ADR †	1,217	20,397
Tianjin Development Holdings	15,885,550	3,074,206
Tingyi Cayman Islands Holding	12,000,000	20,250,160
Trip.com Group ADR †	582,400	19,562,816
Tsingtao Brewery Class H	7,000,000	68,003,690
Uni-President China Holdings	31,186,000	28,123,950
Weibo ADR †	800,000	33,800,000
Wuliangye Yibin Class A	10,299,780	397,457,403
ZhongAn Online P&C Insurance Class H 144A #, †	739,600	3,573,454
		2,164,824,490
India − 8.88%
Aurobindo Pharma	1,500,000	17,436,761
Glenmark Pharmaceuticals	1,167,988	7,369,782
Indiabulls Real Estate GDR †	102,021	89,201
Lupin	2,500,000	29,947,278
Reliance Industries	10,500,000	271,517,894
Reliance Industries GDR 144A #	2,340,879	122,427,972
Tata Chemicals	1,866,909	9,868,933
Tata Consumer Products	2,128,276	15,354,841
Tata Motors †	3,000,000	7,203,497
United Breweries	1,000,000	14,000,832
Wockhardt †	1,200,000	7,285,337
Zee Entertainment Enterprises	2,530,000	6,540,574
		509,042,902
Indonesia − 0.51%
Astra Agro Lestari	9,132,500	7,971,534
Astra International	56,000,000	21,019,830
		28,991,364
Malaysia − 0.03%
UEM Sunrise †	17,000,000	1,773,441
		1,773,441

	Number of shares	Value (US $)
Common StockΔ (continued)
Mexico − 3.18%
America Movil ADR Class L	1,369,199	$20,387,375
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santander ADR	8,042,900	42,064,367
Cemex ADR	2,326,397	10,701,426
Coca-Cola Femsa ADR	600,000	27,198,000
Fomento Economico Mexicano ADR	154,722	11,163,192
Grupo Financiero Banorte Class O †	4,000,000	19,916,627
Grupo Lala	3,900,027	2,701,618
Grupo Televisa ADR †	6,017,000	48,256,340
		182,388,945
Peru − 0.62%
Cia de Minas Buenaventura ADR	3,217,400	35,713,140
		35,713,140
Republic of Korea − 17.56%
KB Financial Group ADR	245,928	10,228,146
LG Display †	1,000,000	13,781,573
LG Uplus	2,403,542	25,956,646
Lotte	300,000	9,597,397
Lotte Chilsung Beverage	44,000	3,952,465
Lotte Confectionery	60,000	5,584,926
Samsung Electronics	5,200,000	313,442,682
Samsung Life Insurance	360,939	23,256,925
Shinhan Financial Group	300,000	8,729,836
SK Hynix	3,490,000	307,509,828
SK Telecom	727,354	156,112,761
SK Telecom ADR	5,454,200	128,228,242
		1,006,381,427
Russia − 5.04%
ENEL RUSSIA PJSC GDR	21,161	12,449
Etalon Group GDR 144A #	1,616,300	2,602,243
Gazprom PJSC ADR	14,600,000	67,890,000
Mail.Ru Group GDR †	551,200	15,902,120
Rosneft Oil PJSC GDR	14,555,684	84,539,413
Sberbank of Russia PJSC	12,000,000	39,246,716
Sberbank of Russia PJSC ADR	800,000	10,624,000
Surgutneftegas PJSC ADR	2,014,441	9,089,158
T Plus PJSC =, †	36,096	0
VEON ADR	732,264	1,061,783
Yandex Class A †	836,225	57,666,076
		288,633,958

Schedules of investments
Delaware Emerging Markets Fund
	Number of shares	Value (US $)
Common StockΔ (continued)
South Africa − 0.85%
Naspers Class N	240,000	$48,491,274
Sun International †	364,166	317,929
		48,809,203
Taiwan − 13.66%
FIT Hon Teng 144A #, †	33,000,000	10,814,019
MediaTek	10,092,000	249,268,240
Taiwan Semiconductor Manufacturing	31,000,000	522,603,280
		782,685,539
Turkey − 0.65%
Akbank T.A.S. †	19,500,000	15,011,509
Turk Telekomunikasyon	951,192	934,163
Turkcell Iletisim Hizmetleri	2,427,827	4,594,864
Turkcell Iletisim Hizmetleri ADR	2,066,701	10,085,501
Turkiye Sise ve Cam Fabrikalari	7,651,443	6,653,429
		37,279,466
United Kingdom − 0.06%
Griffin Mining †	3,056,187	3,544,689
		3,544,689
United States − 0.95%
Micron Technology †	850,000	54,476,500
		54,476,500
Total Common Stock (cost $4,237,563,358)		5,561,718,228

Preferred Stocks – 2.19%Δ
Brazil − 0.66%
Braskem Class A †	1,470,000	6,256,020
Petroleo Brasileiro ADR 1.90%	2,500,000	23,125,000
Usinas Siderurgicas de Minas Gerais Usiminas Class A 0.33%	3,235,733	8,359,007
		37,740,027
Republic of Korea − 1.14%
Samsung Electronics 2.16%	1,183,100	65,326,835
		65,326,835
Russia − 0.39%
Transneft PJSC 8.05%	12,000	22,512,036
		22,512,036
Total Preferred Stocks (cost $66,489,867)		125,578,898

	Number of shares	Value (US $)

Exchange-Traded Fund – 0.11%
iShares MSCI Turkey ETF	290,275	$6,470,230
Total Exchange-Traded Fund (cost $13,207,352)		6,470,230

Participation Notes – 0.00%
Lehman Indian Oil CW 12 LEPO =, †	172,132	0
Lehman Oil & Natural Gas CW 12 LEPO =, †	254,590	0
Total Participation Notes (cost $8,559,056)		0

Short-Term Investments – 0.72%
Money Market Mutual Funds – 0.72%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	10,280,629	10,280,629
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	10,280,629	10,280,629
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	10,280,629	10,280,629
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	10,280,629	10,280,629
Total Short-Term Investments (cost $41,122,516)		41,122,516
Total Value of Securities−100.07% (cost $4,366,942,149)		$5,734,889,872
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 23 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At November 30, 2020, the aggregate value of Rule 144A securities was $140,902,994, which represents 2.46% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Schedules of investments
Delaware Emerging Markets Fund
The following foreign currency exchange contracts were outstanding at November 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	HKD	(64,453,995)	USD	8,314,418	12/2/20	$(1,136)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
BNYM – Bank of New York Mellon
ETF – Exchange-Traded Fund
GDR – Global Depositary Receipt
GS – Goldman Sachs
LEPO – Low Exercise Price Option
MSCI – Morgan Stanley Capital International
PJSC – Private Joint Stock Company
Summary of currencies:
HKD – Hong Kong Dollar
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware International Small Cap Fund	November 30, 2020
	Number of shares	Value (US $)
Common Stock – 96.65%Δ
Argentina − 1.07%
Ternium ADR †	44,160	$1,223,674
		1,223,674
Australia − 3.26%
Bapcor	93,003	478,565
Star Entertainment Group	408,011	1,132,112
Technology One	135,030	909,910
Westgold Resources †	724,976	1,223,988
		3,744,575
Austria − 0.34%
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,185	385,739
		385,739
Belgium − 1.99%
Barco NV	51,989	1,122,783
Fagron	50,189	1,162,636
		2,285,419
Brazil − 0.70%
Arco Platform Class A †	18,410	805,438
		805,438
Canada − 10.02%
Aritzia †	72,397	1,300,548
ATS Automation Tooling Systems †	67,101	1,120,675
Capital Power	41,022	1,049,951
Descartes Systems Group †	24,898	1,476,396
Endeavour Mining †	52,138	1,229,681
Granite Real Estate Investment Trust	28,008	1,650,891
Kinaxis †	11,870	1,789,503
Quebecor Class B	36,421	906,950
SSR Mining †	52,845	978,204
		11,502,799
China − 3.07%
China Resources Cement Holdings	476,000	592,002
Greentown Service Group	944,000	1,097,327
Niu Technologies ADR †	46,158	1,376,432
Times China Holdings	312,000	457,270
		3,523,031
Denmark − 2.07%
Royal Unibrew	22,759	2,379,406
		2,379,406

Schedules of investments
Delaware International Small Cap Fund
	Number of shares	Value (US $)
Common StockΔ (continued)
Finland − 1.40%
Kojamo	26,542	$554,061
Valmet	41,748	1,056,239
		1,610,300
France − 4.02%
Gaztransport Et Technigaz	9,959	982,442
SOITEC †	10,765	1,883,779
Solutions 30 †	86,195	1,744,817
		4,611,038
Germany − 5.79%
Befesa	13,217	687,393
Evotec †	32,504	991,410
flatexDEGIRO †	22,329	1,491,568
HelloFresh †	19,240	1,130,998
STRATEC	6,895	952,420
TAG Immobilien †	46,747	1,397,400
		6,651,189
Hong Kong − 1.03%
Comba Telecom Systems Holdings	3,534,000	1,180,880
		1,180,880
India − 3.21%
Info Edge India	23,374	1,350,631
Varun Beverages	106,271	1,246,000
Voltas	100,326	1,089,757
		3,686,388
Ireland − 1.10%
Dalata Hotel Group †	279,391	1,263,099
		1,263,099
Italy − 1.26%
Reply	12,892	1,440,939
		1,440,939
Japan − 20.66%
Anritsu	45,400	1,034,546
Asics	67,300	1,211,916
Capcom	23,100	1,301,034
CKD	56,700	1,208,405
Fancl	71,300	2,892,294
Japan Elevator Service Holdings	55,000	2,562,979
Katitas	53,000	1,573,755
Matsumotokiyoshi Holdings	25,200	1,179,138

	Number of shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Media Do	17,500	$1,257,184
Menicon	26,900	1,669,655
Nifco	37,300	1,313,003
SMS	49,200	1,783,736
Taiyo Yuden	27,900	1,265,388
TechnoPro Holdings	13,500	1,137,931
THK	35,500	1,096,623
Tsugami	77,800	1,229,598
		23,717,185
Netherlands − 1.14%
IMCD	10,486	1,312,113
		1,312,113
New Zealand − 0.80%
Pushpay Holdings †	729,396	912,879
		912,879
Norway − 3.14%
Scatec	57,279	1,791,277
TOMRA Systems	42,185	1,815,739
		3,607,016
Republic of Korea − 3.59%
Douzone Bizon	18,905	1,802,429
LG Innotek	9,097	1,274,262
NHN KCP	17,223	1,038,158
		4,114,849
Russia − 2.21%
Detsky Mir PJSC	654,881	1,202,821
TCS Group Holding GDR	43,845	1,337,272
		2,540,093
Sweden − 5.29%
Embracer Group †	21,176	429,845
LeoVegas	145,076	570,027
MIPS	53,160	2,668,877
Nordic Entertainment Group Class B †	26,293	1,307,155
Tobii †	170,752	1,090,978
		6,066,882
Switzerland − 1.16%
Belimo Holding	158	1,330,069
		1,330,069

Schedules of investments
Delaware International Small Cap Fund
	Number of shares	Value (US $)
Common StockΔ (continued)
Taiwan − 2.78%
Kindom Development	748,000	$986,749
Merida Industry	127,000	1,113,937
Silergy	14,000	1,090,431
		3,191,117
United Kingdom − 15.55%
Abcam	63,727	1,220,841
Countryside Properties	260,364	1,483,524
Cranswick	23,287	1,068,571
Dechra Pharmaceuticals	32,866	1,474,823
Electrocomponents	113,352	1,223,278
Frontier Developments †	39,523	1,306,714
Future	98,801	2,223,375
Gamesys Group	68,256	1,010,050
GB Group †	121,113	1,364,352
Grafton Group †	94,898	1,077,261
Keywords Studios †	56,685	1,735,078
Rotork	105,046	417,886
S4 Capital †	106,590	679,240
UNITE Group †	39,119	516,039
Weir Group †	46,838	1,045,905
		17,846,937
Total Common Stock (cost $80,172,880)		110,933,054

Preferred Stocks – 1.16%Δ
Brazil − 1.16%
Azul †	188,233	1,337,243
Total Preferred Stocks (cost $1,167,277)		1,337,243

Short-Term Investments – 2.14%
Money Market Mutual Funds – 2.14%
BlackRock FedFund – Institutional Shares (seven-day effective yield 0.00%)	614,020	614,020
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 0.01%)	614,021	614,021

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 0.01%)	614,021	$614,021
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 0.00%)	614,021	614,021
Total Short-Term Investments (cost $2,456,083)		2,456,083
Total Value of Securities−99.95% (cost $83,796,240)		$114,726,380
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 25 in “Security type / country and sector allocations.”
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
AG – Aktiengesellschaft
GDR – Global Depositary Receipt
GS – Goldman Sachs
PJSC – Private Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware International Value Equity Fund	November 30, 2020
	Number of shares	Value (US $)
Common Stock – 97.50%Δ
Denmark − 5.60%
Novo Nordisk Class B	265,730	$17,872,325
		17,872,325
France − 23.20%
Air Liquide	123,710	20,312,663
Danone	281,980	18,116,341
Orange	840,330	10,615,285
Publicis Groupe	336,530	15,290,461
Sodexo *	117,020	9,681,776
		74,016,526
Germany − 10.08%
adidas AG †	34,810	11,099,127
Fresenius Medical Care AG & Co.	210,890	17,734,989
SAP	27,280	3,318,526
		32,152,642
Ireland − 0.79%
Kerry Group Class A	17,880	2,503,926
		2,503,926
Japan − 18.68%
Asahi Group Holdings	214,600	8,298,278
Kao	66,700	4,988,444
KDDI	428,500	12,241,391
Kirin Holdings	179,400	3,906,762
Lawson	122,700	5,559,109
Makita	127,800	6,610,345
Secom	49,100	4,888,836
Seven & i Holdings	413,300	13,115,545
		59,608,710
Netherlands − 4.35%
Koninklijke Ahold Delhaize	485,370	13,889,577
		13,889,577
Sweden − 7.24%
Hennes & Mauritz Class B †	362,150	7,667,857
Securitas Class B †	938,210	15,423,709
		23,091,566
Switzerland − 15.54%
Nestle	164,810	18,349,904
Roche Holding	59,550	19,596,619
Swatch Group	47,200	11,644,831
		49,591,354

	Number of shares	Value (US $)
Common StockΔ (continued)
United Kingdom − 12.02%
Diageo	446,910	$17,158,984
G4S †	5,208,600	15,345,898
Next	66,940	5,847,074
		38,351,956
Total Common Stock (cost $297,384,817)		311,078,582

Exchange-Traded Funds – 1.79%
iShares MSCI EAFE ETF	8,100	568,215
Vanguard FTSE Developed Markets ETF *	114,360	5,156,493
Total Exchange-Traded Funds (cost $5,162,728)		5,724,708
Total Value of Securities Before Securities Lending Collateral−99.29% (cost $302,547,545)		316,803,290
	Principal amount°
Securities Lending Collateral** – 0.06%
Repurchase Agreements − 0.06%
Bank of Montreal 0.08%, dated 11/30/20, to be repurchased on 12/1/20, repurchase price $38,715 (collateralized by US government obligations 0.125%−7.875% 2/15/21−1/15/25; market value $39,489)	38,715	38,715
Bank of Nova Scotia 0.08%, dated 11/30/20, to be repurchased on 12/1/20, repurchase price $38,715 (collateralized by US government obligations 0.00%−7.875% 12/24/20−10/15/25; market value $39,489)	38,715	38,715
BOFA Securities 0.08%, dated 11/30/20, to be repurchased on 12/1/20, repurchase price $38,715 (collateralized by US government obligations 1.75% 6/15/22; market value $39,489)	38,715	38,715

Schedules of investments
Delaware International Value Equity Fund
	Principal amount°	Value (US $)
Securities Lending Collateral** (continued)
Repurchase Agreements (continued)
Credit Agricole 0.07%, dated 11/30/20, to be repurchased on 12/1/20, repurchase price $38,715 (collateralized by US government obligations 2.375% 1/15/25; market value $39,489)	38,715	$38,715
JP Morgan Securities 0.08%, dated 11/30/20, to be repurchased on 12/1/20, repurchase price $26,259 (collateralized by US government obligations 0.125% 4/15/25; market value $26,784)	26,259	26,259
Total Securities Lending Collateral (cost $181,119)		181,119
Total Value of Securities−99.35% (cost $302,728,664)		$316,984,409■
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 27 in “Security type / country and sector allocations.”
*	Fully or partially on loan.
†	Non-income producing security.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.
■	Includes $458,878 of securities loaned.
The following foreign currency exchange contracts were outstanding at November 30, 2020:1
Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	EUR	(619,666)	USD	734,865	12/2/20	$(4,338)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.
1See Note 8 in “Notes to financial statements.”
Summary of abbreviations:
AG – Aktiengesellschaft
BNYM – Bank of New York Mellon

Summary of abbreviations: (continued)
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FTSE – Financial Times Stock Exchange
MSCI – Morgan Stanley Capital International
Summary of currencies:
EUR – European Monetary Unit
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
November 30, 2020
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Assets:
Investments, at value*,†	$5,734,889,872	$114,726,380	$316,803,290
Short-term investments held as collateral for loaned securities, at value=	—	—	181,119
Cash	20,207	138,425	—
Securities lending cash collateral received	—	—	316,572
Foreign currencies, at valueΔ	3,462,089	318,808	266,221
Receivable for securities sold	8,315,518	—	4,249,801
Dividends and interest receivable	2,077,117	91,132	239,051
Foreign tax reclaims receivable	—	121,646	1,171,034
Receivable for fund shares sold	15,852,298	99,022	668,851
Securities lending income receivable	—	—	414
Total Assets	5,764,617,101	115,495,413	323,896,353

	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Liabilities:
Due to custodian	—	—	259,654
Other liabilities	14,650,098	37,887	270
Payable for fund shares redeemed	11,190,258	359,948	503,500
Investment management fees payable to affiliates	5,280,216	80,750	150,724
Custody fees payable	1,028,418	27,381	29,325
Dividend disbursing and transfer agent fees and expenses payable to non-affiliates	830,762	16,869	40,051
Reports and statements to shareholders expenses payable to non-affiliates	278,503	12,360	18,543
Other accrued expenses	221,806	25,493	30,313
Distribution fees payable to affiliates	187,034	4,133	18,262
Dividend disbursing and transfer agent fees and expenses payable to affiliates	41,780	829	2,315
Trustees' fees and expenses payable to affiliates	39,566	800	2,115
Accounting and administration expenses payable to affiliates	16,058	640	1,200
Audit and tax fees payable	6,610	6,610	—
Unrealized depreciation on foreign currency exchange contracts	1,136	—	4,338
Payable for securities purchased	—	138,451	3,278,932
Obligation to return securities lending collateral	—	—	497,423
Legal fees payable to affiliates	—	162	428
Reports and statements to shareholders expenses payable to affiliates	—	111	308
Total Liabilities	33,772,245	712,424	4,837,701
Total Net Assets	$5,730,844,856	$114,782,989	$319,058,652

Net Assets Consist of:
Paid-in capital	$4,397,301,111	$100,275,923	$302,172,605
Total distributable earnings (loss)	1,333,543,745	14,507,066	16,886,047
Total Net Assets	$5,730,844,856	$114,782,989	$319,058,652

Statements of assets and liabilities
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Net Asset Value

Class A:
Net assets	$364,313,501	$7,499,126	$59,691,583
Shares of beneficial interest outstanding, unlimited authorization, no par	15,393,757	869,096	4,026,728
Net asset value per share	$23.67	$8.63	$14.82
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$25.11	$9.16	$15.72

Class C:
Net assets	$118,977,223	$3,106,117	$6,126,758
Shares of beneficial interest outstanding, unlimited authorization, no par	5,451,179	433,830	418,781
Net asset value per share	$21.83	$7.16	$14.63

Class R:
Net assets	$38,689,178	$339,822	$2,845,054
Shares of beneficial interest outstanding, unlimited authorization, no par	1,624,258	41,751	192,712
Net asset value per share	$23.82	$8.14	$14.76

Institutional Class:
Net assets	$4,078,412,050	$91,339,773	$248,810,521
Shares of beneficial interest outstanding, unlimited authorization, no par	170,982,348	10,067,146	16,700,627
Net asset value per share	$23.85	$9.07	$14.90

Class R6:
Net assets	$1,130,452,904	$12,498,151	$1,584,736
Shares of beneficial interest outstanding, unlimited authorization, no par	47,337,212	1,373,471	106,290
Net asset value per share	$23.88	$9.10	$14.91
*Investments, at cost	$4,366,942,149	$83,796,240	$302,547,545
†Including securities on loan	—	—	458,878
=Short-term investments held as collateral for loaned securities, at cost	—	—	181,119
ΔForeign currencies, at cost	3,327,054	316,447	264,734
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Delaware International Funds	Year ended November 30, 2020
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Investment Income:
Dividends	$109,145,887	$1,667,752	$6,747,484
Interest	—	2,886	64
Securities lending income	—	—	23,211
Foreign tax withheld	(15,976,949)	(128,936)	(863,806)
	93,168,938	1,541,702	5,906,953

Expenses:
Management fees	57,912,531	998,654	2,422,579
Distribution expenses — Class A	812,395	18,977	144,463
Distribution expenses — Class C	1,183,225	30,920	73,128
Distribution expenses — Class R	188,991	725	13,826
Dividend disbursing and transfer agent fees and expenses	5,782,099	133,403	281,871
Custodian fees	2,567,435	82,956	75,901
Accounting and administration expenses	876,021	58,338	85,975
Reports and statements to shareholders expenses	495,662	25,408	48,682
Trustees’ fees and expenses	300,944	6,702	16,457
Legal fees	297,048	10,817	21,508
Registration fees	261,026	87,107	92,766
Audit and tax fees	51,152	48,267	53,765
Other	141,918	32,029	22,415
	70,870,447	1,534,303	3,353,336
Less expenses waived	(474,369)	(198,784)	(244,313)
Less expenses paid indirectly	(2,904)	(125)	(581)
Total operating expenses	70,393,174	1,335,394	3,108,442
Net Investment Income	22,775,764	206,308	2,798,511

Statements of operations
Delaware International Funds
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$61,771,009	$7,010,512	$524,276
Foreign currencies	(927,958)	(4,856)	136,357
Foreign currency exchange contracts	(370,418)	(200,304)	(222,724)
Net realized gain	60,472,633	6,805,352	437,909

Net change in unrealized appreciation (depreciation) of:
Investments[1]	962,001,968	12,331,888	6,587,664
Foreign currencies	214,358	(27,609)	127,425
Foreign currency exchange contracts	855	356	(4,287)
Net change in unrealized appreciation (depreciation)	962,217,181	12,304,635	6,710,802
Net Realized and Unrealized Gain	1,022,689,814	19,109,987	7,148,711
Net Increase in Net Assets Resulting from Operations	$1,045,465,578	$19,316,295	$9,947,222
1	Includes $5,715,331 capital gains taxes paid and $14,650,098 increase in capital gains tax accrued for Delaware Emerging Markets Fund. Includes $37,887 increase in capital gains tax accrued in Delaware International Small Cap Fund.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Emerging Markets Fund
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,775,764	$44,087,586
Net realized gain (loss)	60,472,633	(10,800,797)
Net change in unrealized appreciation (depreciation)	962,217,181	430,038,772
Net increase in net assets resulting from operations	1,045,465,578	463,325,561

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,106,361)	(1,109,027)
Class R	(134,733)	(10,954)
Institutional Class	(32,655,147)	(25,204,329)
Class R6	(9,240,260)	(2,783,290)
	(44,136,501)	(29,107,600)

Capital Share Transactions:
Proceeds from shares sold:
Class A	76,335,194	83,503,938
Class C	7,687,667	22,093,140
Class R	6,538,377	10,181,248
Institutional Class	1,160,950,980	1,561,977,435
Class R6	277,336,004	696,864,529

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,975,692	1,049,388
Class R	134,501	10,940
Institutional Class	28,322,042	18,467,408
Class R6	4,324,074	2,496,709
	1,563,604,531	2,396,644,735

Statements of changes in net assets
Delaware Emerging Markets Fund
	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(126,070,388)	$(120,783,416)
Class C	(46,172,300)	(51,003,821)
Class R	(20,009,580)	(19,095,736)
Institutional Class	(1,656,472,701)	(2,286,709,979)
Class R6	(337,875,551)	(136,520,130)
	(2,186,600,520)	(2,614,113,082)
Decrease in net assets derived from capital share transactions	(622,995,989)	(217,468,347)
Net Increase in Net Assets	378,333,088	216,749,614

Net Assets:
Beginning of year	5,352,511,768	5,135,762,154
End of year	$5,730,844,856	$5,352,511,768
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Small Cap Fund
	Year ended
	11/30/20	11/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$206,308	$354,059
Net realized gain (loss)	6,805,352	(13,274,594)
Net change in unrealized appreciation (depreciation)	12,304,635	20,294,709
Net increase in net assets resulting from operations	19,316,295	7,374,174

Dividends and Distributions to Shareholders from:
Distributable earnings:
Institutional Class	(202,016)	—
Class R6	(7,968)	—

Return of capital:
Institutional Class	(20,169)	—
Class R6	(2,752)	—
	(232,905)	—

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,273,028	4,112,907
Class C	422,284	559,186
Class R	201,431	30,765
Institutional Class	15,641,483	105,141,789
Class R6	9,711,200	1,443,059

Net asset value of shares issued upon reinvestment of dividends and distributions:
Institutional Class	202,956	—
Class R6	4,763	—
	27,457,145	111,287,706

Statements of changes in net assets
Delaware International Small Cap Fund
	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(6,084,064)	$(4,104,439)
Class C	(1,406,868)	(1,933,350)
Class R	(8,104)	(24,691)
Institutional Class	(57,306,700)	(53,598,786)
Class R6	(3,006,521)	(685,119)
	(67,812,257)	(60,346,385)
Increase (decrease) in net assets derived from capital share transactions	(40,355,112)	50,941,321
Net Increase (Decrease) in Net Assets	(21,271,722)	58,315,495

Net Assets:
Beginning of year	136,054,711	77,739,216
End of year	$114,782,989	$136,054,711
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware International Value Equity Fund
	Year ended
	11/30/20	11/30/19
Increase in Net Assets from Operations:
Net investment income	$2,798,511	$4,463,802
Net realized gain	437,909	15,313,928
Net change in unrealized appreciation (depreciation)	6,710,802	11,530,590
Net increase in net assets resulting from operations	9,947,222	31,308,320

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,689,196)	(1,361,055)
Class C	(164,835)	(66,136)
Class R	(82,337)	(66,958)
Institutional Class	(6,547,235)	(5,128,519)
Class R6	(60,572)	(44)
	(8,544,175)	(6,622,712)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,432,761	6,076,501
Class C	893,450	2,077,524
Class R	1,512,848	1,369,549
Institutional Class	105,325,379	72,382,159
Class R6	259,964	2,025,243

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,649,987	1,331,759
Class C	164,645	66,054
Class R	82,336	66,958
Institutional Class	6,527,472	5,060,972
Class R6	56,322	44
	124,905,164	90,456,763

Statements of changes in net assets
Delaware International Value Equity Fund
	Year ended
	11/30/20	11/30/19
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,515,028)	$(14,120,481)
Class C	(3,325,090)	(3,086,120)
Class R	(2,174,632)	(1,772,685)
Institutional Class	(94,119,755)	(87,085,690)
Class R6	(786,459)	(1,112)
	(112,920,964)	(106,066,088)
Increase (decrease) in net assets derived from capital share transactions	11,984,200	(15,609,325)
Net Increase in Net Assets	13,387,247	9,076,283

Net Assets:
Beginning of year	305,671,405	296,595,122
End of year	$319,058,652	$305,671,405
See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Financial highlights
Delaware Emerging Markets Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$19.13	$17.53	$20.10	$14.57	$12.80

0.04	0.11	0.07	0.19	0.05
4.62	1.55	(2.32)	5.44	1.72
4.66	1.66	(2.25)	5.63	1.77

(0.12)	(0.06)	(0.32)	(0.10)	—[2]
(0.12)	(0.06)	(0.32)	(0.10)	—

$23.67	$19.13	$17.53	$20.10	$14.57

24.44%[4]	9.50%	(11.40%)	38.94%[4]	13.87%[4]

$364,314	$346,732	$353,094	$463,441	$461,124
1.62%	1.63%	1.63%	1.66%	1.74%
1.63%	1.63%	1.63%	1.66%	1.78%
0.21%	0.62%	0.35%	1.10%	0.35%
0.20%	0.62%	0.35%	1.10%	0.31%
5%	10%	11%	11%	25%

Financial highlights
Delaware Emerging Markets Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$17.67	$16.26	$18.68	$13.56	$12.00

(0.10)	(0.02)	(0.07)	0.06	(0.05)
4.26	1.43	(2.16)	5.07	1.61
4.16	1.41	(2.23)	5.13	1.56

—	—	(0.19)	(0.01)	—
—	—	(0.19)	(0.01)	—

$21.83	$17.67	$16.26	$18.68	$13.56

23.54%[3]	8.67%	(12.05%)	37.87%[3]	13.00%[3]

$118,977	$135,346	$152,857	$190,227	$120,306
2.37%	2.38%	2.38%	2.41%	2.49%
2.38%	2.38%	2.38%	2.41%	2.53%
(0.54%)	(0.13%)	(0.40%)	0.35%	(0.40%)
(0.55%)	(0.13%)	(0.40%)	0.35%	(0.44%)
5%	10%	11%	11%	25%

Financial highlights
Delaware Emerging Markets Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$19.25	$17.62	$20.21	$14.66	$12.90

(0.01)	0.07	0.02	0.15	0.02
4.64	1.56	(2.34)	5.47	1.74
4.63	1.63	(2.32)	5.62	1.76

(0.06)	—[2]	(0.27)	(0.07)	—
(0.06)	—	(0.27)	(0.07)	—

$23.82	$19.25	$17.62	$20.21	$14.66

24.11%[4]	9.28%	(11.64%)	38.51%[4]	13.64%[4]

$38,689	$43,962	$48,875	$61,735	$36,591
1.87%	1.88%	1.88%	1.91%	1.99%
1.88%	1.88%	1.88%	1.91%	2.03%
(0.04%)	0.37%	0.10%	0.85%	0.10%
(0.05%)	0.37%	0.10%	0.85%	0.06%
5%	10%	11%	11%	25%

Financial highlights
Delaware Emerging Markets Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$19.27	$17.67	$20.26	$14.69	$12.90

0.09	0.16	0.12	0.25	0.08
4.66	1.55	(2.34)	5.46	1.75
4.75	1.71	(2.22)	5.71	1.83

(0.17)	(0.11)	(0.37)	(0.14)	(0.04)
(0.17)	(0.11)	(0.37)	(0.14)	(0.04)

$23.85	$19.27	$17.67	$20.26	$14.69

24.76%[3]	9.79%	(11.21%)	39.23%[3]	14.22%[3]

$4,078,412	$3,826,272	$4,189,528	$3,885,606	$1,346,361
1.37%	1.38%	1.38%	1.41%	1.49%
1.38%	1.38%	1.38%	1.41%	1.53%
0.46%	0.87%	0.60%	1.35%	0.60%
0.45%	0.87%	0.60%	1.35%	0.56%
5%	10%	11%	11%	25%

Financial highlights
Delaware Emerging Markets Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the entire period.
See accompanying notes, which are an integral part of the financial statements.

Year ended				5/2/16[1] to 11/30/16
11/30/20	11/30/19	11/30/18	11/30/17
$19.28	$17.69	$20.27	$14.69	$13.55

0.12	0.18	0.14	0.28	0.08
4.66	1.54	(2.33)	5.45	1.06
4.78	1.72	(2.19)	5.73	1.14

(0.18)	(0.13)	(0.39)	(0.15)	—
(0.18)	(0.13)	(0.39)	(0.15)	—

$23.88	$19.28	$17.69	$20.27	$14.69

24.93%[4]	9.84%	(11.04%)	39.43%[4]	8.41%[4]

$1,130,453	$1,000,200	$391,408	$140,119	$268
1.25%	1.26%	1.26%	1.28%	1.32%
1.26%	1.26%	1.26%	1.28%	1.37%
0.58%	0.99%	0.72%	1.47%	0.85%
0.57%	0.99%	0.72%	1.47%	0.80%
5%	10%	11%	11%	25%[6]

Financial highlights
Delaware International Small Cap Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income (loss) to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$7.07	$6.66	$7.99	$19.03	$19.78

—[2]	0.01	0.01	(0.02)	(0.02)
1.56	0.40	(1.02)	1.86	(0.06)
1.56	0.41	(1.01)	1.84	(0.08)

—	—	(0.32)	(12.88)	(0.67)
—	—	(0.32)	(12.88)	(0.67)

$8.63	$7.07	$6.66	$7.99	$19.03

22.07%	6.16%	(13.19%)	39.78%	(0.38%)

$7,499	$10,934	$10,154	$12,377	$15,158
1.35%	1.34%	1.34%	1.38%	1.48%
1.52%	1.55%	1.72%	2.48%	1.51%
(0.04%)	0.16%	0.13%	(0.22%)	(0.09%)
(0.21%)	(0.05%)	(0.25%)	(1.32%)	(0.12%)
66%	97%	106%	142%	66%

Financial highlights
Delaware International Small Cap Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$5.91	$5.61	$6.83	$18.24	$19.13

(0.05)	(0.03)	(0.04)	(0.06)	(0.15)
1.30	0.33	(0.86)	1.53	(0.07)
1.25	0.30	(0.90)	1.47	(0.22)

—	—	(0.32)	(12.88)	(0.67)
—	—	(0.32)	(12.88)	(0.67)

$7.16	$5.91	$5.61	$6.83	$18.24

21.15%	5.35%	(13.86%)	38.77%	(1.15%)

$3,106	$3,541	$4,698	$5,199	$4,417
2.10%	2.09%	2.09%	2.13%	2.23%
2.27%	2.30%	2.47%	3.23%	2.26%
(0.79%)	(0.59%)	(0.62%)	(0.97%)	(0.84%)
(0.96%)	(0.80%)	(1.00%)	(2.07%)	(0.87%)
66%	97%	106%	142%	66%

Financial highlights
Delaware International Small Cap Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$6.68	$6.31	$7.61	$18.77	$19.57

(0.02)	(0.01)	(0.01)	(0.03)	(0.06)
1.48	0.38	(0.97)	1.75	(0.07)
1.46	0.37	(0.98)	1.72	(0.13)

—	—	(0.32)	(12.88)	(0.67)
—	—	(0.32)	(12.88)	(0.67)

$8.14	$6.68	$6.31	$7.61	$18.77

21.86%	5.86%	(13.47%)	39.45%	(0.65%)

$340	$98	$87	$92	$51
1.60%	1.59%	1.59%	1.63%	1.73%
1.77%	1.80%	1.97%	2.73%	1.76%
(0.29%)	(0.09%)	(0.12%)	(0.47%)	(0.34%)
(0.46%)	(0.30%)	(0.50%)	(1.57%)	(0.37%)
66%	97%	106%	142%	66%

Financial highlights
Delaware International Small Cap Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$7.43	$6.98	$8.34	$19.27	$19.97

0.02	0.03	0.03	—[2]	0.03
1.63	0.42	(1.07)	1.95	(0.06)
1.65	0.45	(1.04)	1.95	(0.03)

(0.01)	—	—	—	—
—	—	(0.32)	(12.88)	(0.67)
—[2]	—	—	—	—
(0.01)	—	(0.32)	(12.88)	(0.67)

$9.07	$7.43	$6.98	$8.34	$19.27

22.30%	6.45%	(12.99%)	40.06%	(0.12%)

$91,340	$117,702	$60,124	$14,025	$17,958
1.10%	1.09%	1.09%	1.13%	1.23%
1.27%	1.30%	1.47%	2.23%	1.26%
0.21%	0.41%	0.38%	0.03%	0.16%
0.04%	0.20%	0.00%	(1.07%)	0.13%
66%	97%	106%	142%	66%

Financial highlights
Delaware International Small Cap Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[6]
Ratio of expenses to average net assets prior to fees waived[6]
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Amount is less than $0.005 per share.
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	Portfolio turnover is representative of the Fund for the entire period.
See accompanying notes, which are an integral part of the financial statements.

Year ended			6/30/17[1] to 11/30/17
11/30/20	11/30/19	11/30/18
$7.45	$6.99	$8.35	$7.07

0.02	0.04	0.04	—[3]
1.65	0.42	(1.08)	1.28
1.67	0.46	(1.04)	1.28

(0.02)	—	—	—
—	—	(0.32)	—
—[4]	—	—	—
(0.02)	—	(0.32)	—

$9.10	$7.45	$6.99	$8.35

22.48%	6.58%	(12.98%)	18.11%

$12,498	$3,780	$2,676	$2
1.00%	1.00%	1.00%	1.00%
1.17%	1.21%	1.38%	2.28%
0.31%	0.50%	0.47%	(0.08%)
0.14%	0.29%	0.09%	(1.36%)
66%	97%	106%	142%[7]

Financial highlights
Delaware International Value Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.66	$13.53	$15.66	$12.94	$12.96

0.11	0.19	0.29	0.24	0.19
0.43	1.23	(2.19)	2.75	(0.05)
0.54	1.42	(1.90)	2.99	0.14

(0.18)	(0.29)	(0.23)	(0.27)	(0.16)
(0.20)	—	—	—	—
(0.38)	(0.29)	(0.23)	(0.27)	(0.16)

$14.82	$14.66	$13.53	$15.66	$12.94

3.80%[3]	10.94%[3]	(12.32%)	23.53%	1.15%

$59,692	$62,035	$63,604	$68,412	$54,967
1.26%	1.34%	1.33%	1.35%	1.36%
1.35%	1.35%	1.33%	1.35%	1.36%
0.81%	1.35%	1.93%	1.65%	1.50%
0.72%	1.34%	1.93%	1.65%	1.50%
36%	143%[5]	13%	15%	13%

Financial highlights
Delaware International Value Equity Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.48	$13.25	$15.36	$12.69	$12.71

0.01	0.08	0.16	0.13	0.09
0.42	1.25	(2.15)	2.72	(0.04)
0.43	1.33	(1.99)	2.85	0.05

(0.08)	(0.10)	(0.12)	(0.18)	(0.07)
(0.20)	—	—	—	—
(0.28)	(0.10)	(0.12)	(0.18)	(0.07)

$14.63	$14.48	$13.25	$15.36	$12.69

3.01%[3]	10.18%[3]	(13.04%)	22.71%	0.36%

$6,127	$8,562	$8,734	$21,505	$21,672
2.01%	2.09%	2.08%	2.10%	2.11%
2.10%	2.10%	2.08%	2.10%	2.11%
0.06%	0.60%	1.18%	0.90%	0.75%
(0.03%)	0.59%	1.18%	0.90%	0.75%
36%	143%[5]	13%	15%	13%

Financial highlights
Delaware International Value Equity Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.60	$13.46	$15.59	$12.88	$12.90

0.08	0.15	0.25	0.20	0.16
0.42	1.24	(2.19)	2.75	(0.05)
0.50	1.39	(1.94)	2.95	0.11

(0.14)	(0.25)	(0.19)	(0.24)	(0.13)
(0.20)	—	—	—	—
(0.34)	(0.25)	(0.19)	(0.24)	(0.13)

$14.76	$14.60	$13.46	$15.59	$12.88

3.53%[3]	10.72%[3]	(12.58%)	23.26%	0.88%

$2,845	$3,472	$3,508	$3,440	$1,578
1.51%	1.59%	1.58%	1.60%	1.61%
1.60%	1.60%	1.58%	1.60%	1.61%
0.56%	1.10%	1.68%	1.40%	1.25%
0.47%	1.09%	1.68%	1.40%	1.25%
36%	143%[5]	13%	15%	13%

Financial highlights
Delaware International Value Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
See accompanying notes, which are an integral part of the financial statements.

Year ended
11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
$14.74	$13.60	$15.74	$13.00	$13.02

0.15	0.22	0.33	0.28	0.22
0.43	1.25	(2.20)	2.76	(0.04)
0.58	1.47	(1.87)	3.04	0.18

(0.22)	(0.33)	(0.27)	(0.30)	(0.20)
(0.20)	—	—	—	—
(0.42)	(0.33)	(0.27)	(0.30)	(0.20)

$14.90	$14.74	$13.60	$15.74	$13.00

4.04%[3]	11.29%[3]	(12.11%)	23.87%	1.41%

$248,810	$229,511	$220,747	$226,644	$165,361
1.01%	1.09%	1.08%	1.10%	1.11%
1.10%	1.10%	1.08%	1.10%	1.11%
1.06%	1.60%	2.18%	1.90%	1.75%
0.97%	1.59%	2.18%	1.90%	1.75%
36%	143%[5]	13%	15%	13%

Financial highlights
Delaware International Value Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund’s portfolio turnover rate increased substantially during the year ended November 30, 2019 due to a change in the Fund’s portfolio managers and associated repositioning.
[7]	Portfolio turnover is representative of the Fund for the entire period.
See accompanying notes, which are an integral part of the financial statements.

Year ended		3/29/18[1] to 11/30/18
11/30/20	11/30/19
$14.74	$13.60	$15.36

0.15	0.24	0.25
0.45	1.24	(2.01)
0.60	1.48	(1.76)

(0.23)	(0.34)	—
(0.20)	—	—
(0.43)	(0.34)	—

$14.91	$14.74	$13.60

4.14%[4]	11.36%[4]	(11.46%)

$1,585	$2,091	$2
0.95%	1.03%	1.02%
1.02%	1.03%	1.02%
1.12%	1.66%	2.47%
1.05%	1.66%	2.47%
36%	143%[6]	13%[7]

Notes to financial statements
Delaware International Funds	November 30, 2020
Delaware Group® Global & International Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles
(US GAAP) and are consistently followed by the Funds.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00pm Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing.) Restricted securities are valued at fair value using methods approved by the Board.
Federal and Foreign Income Taxes —  No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are
“more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended November 30, 2020 and for all open tax years
(years ended November 30, 2017–November 30, 2019), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, a Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended November 30, 2020, the Funds did not incur any interest or tax penalties.
Class Accounting —  Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Underlying Funds —  The Funds may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Funds may invest include ETFs. A Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally do not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. These gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Notes to financial statements
Delaware International Funds
1. Significant Accounting Policies (continued)
Use of Estimates —  The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” There were no earnings credit for the year ended November 30, 2020 for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended November 30, 2020, each Fund earned the following amounts under this arrangement:
Fund	Earnings Credits
Delaware Emerging Markets Fund	$2,904
Delaware International Small Cap Fund	125
Delaware International Value Equity Fund	581
During the year ended November 30, 2020, Delaware Emerging Markets Fund frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If that Fund maintains a negative cash balance and the Fund’s investments decrease in value, the Fund’s losses will be greater than if the Fund did not maintain a negative cash balance. Each Fund is required to pay interest to the custodian on negative cash balances. During the year ended November 30, 2020, Delaware Emerging Markets Fund had an average outstanding overdraft balance equal to 0.41% of its average net assets for which it was charged interest of $265,290, which is included on the “Statements of operations” under “Custodian fees.” The average borrowing rate charged on the overdraft was 2.56%.
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
On the first $500 million	1.2500%	0.8500%	0.8500%
On the next $500 million	1.2000%	0.8000%	0.8000%
On the next $1.5 billion	1.1500%	0.7500%	0.7500%
In excess of $2.5 billion	1.1000%	0.7000%	0.7000%
DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Funds to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed the following specified percentages of average daily net assets of each Fund. The expense waivers were in effect from December 1, 2019 through November 30, 2020.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Funds’ Board and DMC. These waivers and reimbursements apply only to expenses paid directly by the Funds

Notes to financial statements
Delaware International Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
and may be terminated only by agreement of DMC and the Funds. The waivers and reimbursements are accrued daily and received monthly.
Fund	Operating expense limitation as a percentage of average daily net assets (per annum) December 1, 2019- March 26, 2020	Operating expense limitation as a percentage of average daily net assets (per annum) March 27, 2020- July 30, 2020	Operating expense limitation as a percentage of average daily net assets (per annum) July 31, 2020- November 30, 2020
Delaware Emerging Markets Fund	1.37%[1]	1.32%[2]	1.32%[2]
Delaware International Small Cap Fund	1.12%[3]	1.12%[3]	1.12%[3]
Delaware International Value Equity Fund	1.09%[4]	1.09%[4]	0.88%[5]
[1]	The expense limitation was 1.25% for Class R6 shares.
[2]	The expense limitation is 1.20% for Class R6 shares.
[3]	The expense limitation is 1.00% for Class R6 shares.
[4]	The expense limitation was 1.03% for Class R6 shares.
[5]	The expense limitation is 0.82% for Class R6 shares.
DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended November 30, 2020, each Fund was charged for these services as follows:
Fund	Fees
Delaware Emerging Markets Fund	$177,466
Delaware International Small Cap Fund	8,009
Delaware International Value Equity Fund	13,724
DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended November 30, 2020, each Fund was charged for these services as follows:
Fund	Fees
Delaware Emerging Markets Fund	$469,084
Delaware International Small Cap Fund	10,829
Delaware International Value Equity Fund	26,331
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

Notes to financial statements
Delaware International Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
(continued)
As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended November 30, 2020, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Fund	Fees
Delaware Emerging Markets Fund	$158,458
Delaware International Small Cap Fund	5,392
Delaware International Value Equity Fund	9,567
For the year ended November 30, 2020, DDLP earned commissions on sales of Class A shares for each Fund as follows:
Fund	Commissions
Delaware Emerging Markets Fund	$28,218
Delaware International Small Cap Fund	1,408
Delaware International Value Equity Fund	4,532
For the year ended November 30, 2020, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:
Fund	Class A	Class C
Delaware Emerging Markets Fund	$30,662	$8,512
Delaware International Small Cap Fund	17,833	45
Delaware International Value Equity Fund	86	282
Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.
In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.
Cross trades for the year ended November 30, 2020 were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Delaware International Small Cap Fund and Delaware International Value Equity Fund did not engage in Rule 17a-7 securities purchases and/or securities sales for the year ended November 30, 2020. Pursuant to these procedures, for the year ended November 30, 2020, Delaware Emerging Markets Fund engaged in Rule 17a-7 securities sales of $21,002,000, which resulted in net realized loss of $5,770,939. The Fund did not engage in Rule 17a-7 securities sales for the year ended November 30, 2020.

*The aggregate contractual waiver period covering this report is from March 27, 2020 through March 31, 2021.
3. Investments
For the year ended November 30, 2020, each Fund made purchases and sales of investment securities other than short-term investments as follows:
Fund	Purchases	Sales
Delaware Emerging Markets Fund	$273,973,083	$979,841,931
Delaware International Small Cap Fund	74,784,687	112,667,427
Delaware International Value Equity Fund	106,690,827	101,495,964
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At November 30, 2020, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation of investments and derivatives
Delaware Emerging Markets Fund	$4,435,457,226	$2,195,901,631	$(896,470,121)	$1,299,431,510
Delaware International Small Cap Fund	85,350,937	32,171,480	(2,796,037)	29,375,443
Delaware International Value Equity Fund	305,011,309	38,443,377	(26,474,615)	11,968,762

Notes to financial statements
Delaware International Funds
3. Investments (continued)
US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of November 30, 2020:
	Delaware Emerging Markets Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Argentina	$12,139,963	$1,340,356	$—	$13,480,319
Bahrain	—	1,418,067	—	1,418,067
Brazil	349,819,650	—	—	349,819,650
Chile	52,455,128	—	—	52,455,128
China	2,164,824,490	—	—	2,164,824,490
India	—	509,042,902	—	509,042,902
Indonesia	28,991,364	—	—	28,991,364
Malaysia	1,773,441	—	—	1,773,441
Mexico	182,388,945	—	—	182,388,945
Peru	35,713,140	—	—	35,713,140
Republic of Korea	1,006,381,427	—	—	1,006,381,427
Russia	58,727,859	229,906,099	—	288,633,958
South Africa	48,809,203	—	—	48,809,203
Taiwan	782,685,539	—	—	782,685,539
Turkey	37,279,466	—	—	37,279,466
United Kingdom	3,544,689	—	—	3,544,689
United States	54,476,500	—	—	54,476,500
Exchange-Traded Fund	6,470,230	—	—	6,470,230
Participation Notes	—	—	—	—
Preferred Stock[1]	103,066,862	22,512,036	—	125,578,898
Short-Term Investments	41,122,516	—	—	41,122,516
Total Value of Securities	$4,970,670,412	$764,219,460	$—	$5,734,889,872

Derivatives[2]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,136)	$—	$(1,136)
[1]Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 82.07% and 17.93%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.
[2]Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Notes to financial statements
Delaware International Funds
3. Investments (continued)
	Delaware International Small Cap Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Argentina	$1,223,674	$—	$1,223,674
Australia	3,744,575	—	3,744,575
Austria	385,739	—	385,739
Belgium	2,285,419	—	2,285,419
Brazil	805,438	—	805,438
Canada	11,502,799	—	11,502,799
China	3,523,031	—	3,523,031
Denmark	2,379,406	—	2,379,406
Finland	1,610,300	—	1,610,300
France	4,611,038	—	4,611,038
Germany	6,651,189	—	6,651,189
Hong Kong	1,180,880	—	1,180,880
India	—	3,686,388	3,686,388
Ireland	1,263,099	—	1,263,099
Italy	1,440,939	—	1,440,939
Japan	23,717,185	—	23,717,185
Netherlands	1,312,113	—	1,312,113
New Zealand	912,879	—	912,879
Norway	3,607,016	—	3,607,016
Republic of Korea	4,114,849	—	4,114,849
Russia	—	2,540,093	2,540,093
Sweden	6,066,882	—	6,066,882
Switzerland	1,330,069	—	1,330,069
Taiwan	3,191,117	—	3,191,117
United Kingdom	17,330,898	516,039	17,846,937
Preferred Stock	1,337,243	—	1,337,243
Short-Term Investments	2,456,083	—	2,456,083
Total Value of Securities	$107,983,860	$6,742,520	$114,726,380

	Delaware International Value Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$311,078,582	$—	$311,078,582
Exchange-Traded Funds	5,724,708	—	5,724,708
Securities Lending Collateral	—	181,119	181,119
Total Value of Securities	$316,803,290	$181,119	$316,984,409

Derivatives
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,338)	$(4,338)
The securities that have been valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.
During the year ended November 30, 2020, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund . This does not include transfers between Level 1 investments and Level 2 investments due to each Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that each Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at November 30, 2020. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to each Fund's net assets at the beginning, interim, or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.
During the year ended November 30, 2020, Delaware International Value Equity Fund had no Level 3 investments.

Notes to financial statements
Delaware International Funds
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2020 and 2019 were as follows:
	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended November 30, 2020:
Delaware Emerging Markets Fund	$43,709,471	$427,030	$—	$44,136,501
Delaware International Small Cap Fund	209,984	—	22,921	232,905
Delaware International Value Equity Fund	4,330,566	4,213,609	—	8,544,175
Year ended November 30, 2019:
Delaware Emerging Markets Fund	29,107,600	—	—	29,107,600
Delaware International Small Cap Fund	—	—	—	—
Delaware International Value Equity Fund	6,622,712	—	—	6,622,712
5. Components of Net Assets on a Tax Basis
As of November 30, 2020, the components of net assets on a tax basis were as follows:
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Shares of beneficial interest	$4,397,301,111	$100,275,923	$302,172,605
Undistributed ordinary income	—	—	2,531,786
Undistributed long-term capital gains	34,112,235	—	2,385,499
Capital loss carryforwards	—	(14,868,377)	—
Unrealized appreciation (depreciation) of investments and foreign currencies	1,299,431,510	29,375,443	11,968,762
Net assets	$5,730,844,856	$114,782,989	$319,058,652
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of forward currency contracts, tax treatment of passive foreign investment companies (PFICs) and securities no longer considered PFICs.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to disallowed expenses. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2020, the Funds recorded the following reclassifications:
Delaware International Small Cap Fund
Paid-in capital	$(2,112)
Total distributable earnings (loss)	2,112
Delaware Emerging Markets Fund and Delaware International Value Equity Fund had no reclassifications.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At November 30, 2020, Delaware Emerging Markets Fund and Delaware International Small Cap Fund utilized $28,442,963 and $5,412,421 capital loss carryforwards, respectively.
Delaware International Value Equity Fund did not utilize capital loss carryforward for 2020.
At November 30, 2020, capital loss carryforwards available to offset future realized capital gains were as follows:
Loss carryforward character
	Short-term	Long-term	Total
Delaware International Small Cap Fund	$ 14,868,377	$ —	$ 14,868,377
Delaware Emerging Markets Fund and Delaware International Value Equity Fund had no capital loss carryforwards.

Notes to financial statements
Delaware International Funds
6. Capital Shares
Transactions in capital shares were as follows:
	Delaware Emerging Markets Fund		Delaware International Small Cap Fund		Delaware International Value Equity Fund
	Year ended		Year ended		Year ended
	11/30/20	11/30/19	11/30/20	11/30/19	11/30/20	11/30/19
Shares sold:
Class A	3,800,155	4,628,100	166,626	644,483	601,892	440,276
Class C	416,232	1,327,923	68,599	106,620	66,004	154,073
Class R	336,451	561,625	28,214	4,882	108,335	98,490
Institutional Class	59,484,711	86,297,403	2,181,691	15,090,204	7,806,680	5,265,741
Class R6	14,167,608	37,121,334	1,256,101	219,742	18,747	141,767

Shares issued upon reinvestment of dividends and distributions:
Class A	96,611	64,817	—	—	114,423	109,160
Class C	—	—	—	—	11,490	5,445
Class R	6,517	670	—	—	5,718	5,497
Institutional Class	1,376,861	1,134,362	26,670	—	451,416	413,816
Class R6	210,213	153,454	625	—	3,895	3
	79,895,359	131,289,688	3,728,526	16,065,931	9,188,600	6,634,268

Shares redeemed:
Class A	(6,631,977)	(6,709,466)	(844,513)	(623,100)	(920,232)	(1,021,161)
Class C	(2,624,550)	(3,069,577)	(234,152)	(345,224)	(250,099)	(227,238)
Class R	(1,003,053)	(1,051,161)	(1,161)	(3,914)	(159,139)	(126,800)
Institutional Class	(88,414,469)	(125,934,388)	(7,990,035)	(7,859,160)	(7,133,324)	(6,337,525)
Class R6	(18,905,111)	(7,542,476)	(390,839)	(94,971)	(58,176)	(76)
	(117,579,160)	(144,307,068)	(9,460,700)	(8,926,369)	(8,520,970)	(7,712,800)
Net increase (decrease)	(37,683,801)	(13,017,380)	(5,732,174)	7,139,562	667,630	(1,078,532)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended November 30, 2020 and 2019, each Fund had the following exchange transactions:
	Exchange Redemptions				Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class R6 Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Delaware Emerging Markets Fund
Year ended
11/30/20	61,268	39,452	16,653	59,883	19,261	136,534	18,093	$3,448,082
Year ended
11/30/19	40,931	48,190	25,591,605	35,182	11,859	106,957	25,582,130	488,428,095
Delaware International Small Cap Fund
Year ended
11/30/20	1,259	1,133	—	—	943	1,198	—	16,136
Year ended
11/30/19	—	3,973	—	—	1,790	1,470	—	22,721
Delaware International Value Equity Fund
Year ended
11/30/20	1	5,003	—	—	4,951	1	—	68,444
Year ended
11/30/19	4,996	6,843	—	—	6,783	4,979	—	162,558
7. Line of Credit
Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $250,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Agreement was increased to $275,000,000 on May 6, 2020. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 2, 2020.
On November 2, 2020, each Fund, along with the other Participants entered into an amendment to the Agreement for an amount of $225,000,000 to be used as described above. It operates in substantially the same manner as the original Agreement with the addition of an upfront fee of 0.05%, which was allocated across the Participants. The line of credit available under the agreement expires on November 1, 2021.
Each Fund had no amounts outstanding as of November 30, 2020, or at any time during the year then ended.

Notes to financial statements
Delaware International Funds
8. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also use these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover each Fund’s exposure to the counterparty.
During the year ended November 30, 2020, Delaware Emerging Markets Fund and Delaware International Small Cap Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Delaware International Value Equity Fund entered into foreign currency exchange contracts and foreign cross currency contracts in order to fix the US dollar value of a security between trade date and settlement date.
During the year ended November 30, 2020, the Funds experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and “Statements of operations.”

The following table summarizes the average balance of derivative holdings by each Fund during the year ended November 30, 2020:

	Long Derivative Volume
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Foreign currency exchange contracts (average notional value)	$322,140	$208,554	$241,744

	Short Derivative Volume
	Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
Foreign currency exchange contracts (average notional value)	$919,197	$388,023	$254,594
9. Offsetting
Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define their contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”
At November 30, 2020, each Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Delaware Emerging Markets Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNYM	$—	$(1,136)	$(1,136)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNYM	$(1,136)	$—	$—	$—	$—	$(1,136)

Notes to financial statements
Delaware International Funds
9. Offsetting (continued)
Delaware International Value Equity Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNYM	$—	$(4,338)	$(4,338)
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNYM	$(4,338)	$—	$—	$—	$—	$(4,338)
Securities Lending
Securities lending transactions are entered into by the Funds under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral (see also Note 10).
As of November 30, 2020, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:
Delaware International Value Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Received	Net Collateral Received	Net Exposure(b)
BNY Mellon	$458,878	$(458,878)	$—	$(458,878)	$—
(a)The value of the related collateral exceeded the value of the derivatives and securities lending transactions as of November 30, 2020, as applicable.
(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
10. Securities Lending
Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105%

with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedule of investments.” Securities purchased with cash collateral are valued at the market value. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.
Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

Notes to financial statements
Delaware International Funds
10. Securities Lending (continued)
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2020, for Delaware International Value Equity Fund:
Securities Lending Transactions	Overnight and continuous	Under 30 days	Between 30 & 90 days	Over 90 Days	Total
Repurchase Agreements	$181,119	$—	$—	$—	$181,119
At November 30, 2020, the value of securities on loan for Delaware International Value Equity Fund was $458,878, for which the Fund received cash collateral of $181,119. At November 30, 2020, the value of invested collateral was $181,119. Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”
During the year ended November 30, 2020, Delaware Emerging Markets Fund and Delaware International Small Cap Fund had no securities out on loan.
11. Credit and Market Risk
Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance.
Delaware Emerging Markets Fund invests a significant portion of its assets in the greater China region, which consists of Hong Kong, the People’s Republic of China, and Taiwan, among other countries. As a result, the Fund’s investments in the region are particularly susceptible to risks in that region. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. As a result, adverse events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility in the Fund’s net asset value and losses. Markets in the greater China region can experience significant volatility due to social, economic, regulatory, and political uncertainties.
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by each Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Fund.
Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”
12. Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.
13. Recent Accounting Pronouncements
In August 2018, FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, Management is evaluating the implications of these changes on the financial statements.
14. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to November 30, 2020, that would require recognition or disclosure in the Funds' financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Delaware Group® Global & International Funds and Shareholders of Delaware Emerging Markets Fund, Delaware International Small Cap Fund and Delaware International Value Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Emerging Markets Fund, Delaware International Small Cap Fund and Delaware International Value Equity Fund (constituting Delaware Group® Global & International Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2020, the related statements of operations for the year ended November 30, 2020, the statements of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 21, 2021
We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)
Delaware International Funds
Tax Information
The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended November 30, 2020, each Fund reports distributions paid during the year as follows:
	(A) Long-Term Capital Gains Distributions (Tax Basis)*	(B) Ordinary Income Distributions (Tax Basis)	(C) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
Delaware Emerging Markets Fund	0.97%	99.03%	—	100.00%
Delaware International Small Cap Fund	—	90.16%	9.84%	100.00%
Delaware International Value Equity Fund	49.32%	50.68%	—	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.
*For the fiscal year ended November 30, 2020, certain dividends paid by each Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by each Fund from ordinary income reported as dividend income is listed below. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
100.00%	100.00%	100.00%
Each Fund intends to pass through foreign tax credits in the maximum amount as follows:
Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
$12,456,858	$98,009	$399,598
The gross foreign source income earned during the fiscal year 2020 by each Fund was as follows:
Delaware Emerging Markets Fund	Delaware International Small Cap Fund	Delaware International Value Equity Fund
$109,139,573	$1,652,177	$6,583,831

Other Fund information (Unaudited)
Delaware International Funds
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 11-13, 2020
At a meeting held on August 11-13, 2020 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for each of Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”) (the “Sub-Advisers”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2020, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.
In considering information relating to the approval of each Fund’s advisory and sub-advisory agreements, as applicable, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.
Nature, extent, and quality of services. The Board considered the services provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by

Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.
Nature, extent, and quality of services. The Board considered the services provided by each
Sub-Adviser to the Funds. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of Sub-Adviser personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Sub-Advisers and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by the
Sub-Advisers.
Investment performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent, applicable, ended January 31, 2020. The Board’s objective is that each Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.
Delaware Emerging Markets Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was very satisfied with performance.
Delaware International Small Cap Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international small-/mid-cap growth funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third

Other Fund information (Unaudited)
Delaware International Funds
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 11-13, 2020 (continued)
quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were mixed. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Delaware International Value Equity Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional international multi-cap core funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1- and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the Meeting materials, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.
Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for each Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.
Delaware Emerging Markets Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware International Small Cap Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Broadridge report.
Delaware International Value Equity Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through March 2021 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.
Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees met with JDL personnel to discuss DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.
Management profitability. Trustees were also given available information on profits being realized by each of the Sub-Advisers in relation to the services being provided to the Fund and in relation to the Sub-Adviser’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by the Sub-Advisers in connection with their relationship to the Funds, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.
Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed each Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is

Other Fund information (Unaudited)
Delaware International Funds
Board consideration of Investment Advisory and Sub-Advisory Agreements for Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund at a meeting held August 11-13, 2020 (continued)
reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2020, each of the Funds had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019–Present) Head of Americas of Macquarie Group (December 2017–Present) Deputy Global Head of Macquarie Investment Management (2017–2019) Head of Macquarie Investment Management Americas (2015–2017)	85	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees
Jerome D. Abernathy 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	85	None
Thomas L. Bennett 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004–Present)	85	None
Ann D. Borowiec 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	85	Director — Banco Santander International (October 2016–December 2019) Director — Santander Bank, N.A. (December 2016–December 2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Joseph W. Chow 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	85	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)
John A. Fry 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	85	Director; Compensation Committee and Governance Committee Member — Community Health Systems
(May 2004–Present)
Director — Drexel Morgan & Co. (2015–2019)
Director and Audit Committee Member — vTv Therapeutics Inc. (2017–Present)
Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Director — Federal Reserve
Bank of Philadelphia
					(January 2020–Present)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Lucinda S. Landreth 610 Market Street Philadelphia, PA 19106-2354 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	85	None
Frances A. Sevilla-Sacasa 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	85	Trust Manager and Audit Committee Chair — Camden Property Trust
(August 2011–Present)
Director; Strategic
Planning and Reserves
Committee and Nominating
and Governance
Committee Member —
Callon Petroleum Company
(December 2019–Present)
					Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–December 2019)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	85	Director — HSBC North America Holdings Inc.
(December 2013–Present)
Director — HSBC USA Inc.
(July 2014–Present)
Director — HSBC Bank USA, National Association
(July 2014–March 2017)
Director — HSBC Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	85	Director; Finance Committee and Audit Committee Member — H&R Block Corporation
(July 2008–Present)
Director; Investments Committee, Capital and Finance Committee, and Audit Committee Member — Grange Insurance (2013–Present)
Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present); WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund (December 2017–Present)
Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	85	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)
Officers
David F. Connor 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	85	None[3]
Daniel V. Geatens 610 Market Street Philadelphia, PA 19106-2354 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	85	None[3]

Board of trustees / directors and officers addendum
Delaware Funds® by Macquarie
Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	85	None
1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
2 Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
3 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc. In addition, Mr. Connor serves as Chief Legal Officer and Secretary for Macquarie Global Infrastructure Total Return Fund Inc.
The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization
Board of trustees
Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds®
by Macquarie
Philadelphia, PA
Jerome D. Abernathy
Managing Director
Stonebrook Capital
Management, LLC
Jersey City, NJ
Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor
Rosemont, PA
Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.
New York, NY
Joseph W. Chow
Former Executive Vice
President
State Street Corporation
Boston, MA
John A. Fry
President
Drexel University
Philadelphia, PA
Lucinda S. Landreth
Former Chief Investment
Officer
Assurant, Inc.
New York, NY
Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International
Miami, FL
Thomas K. Whitford
Former Vice Chairman
PNC Financial Services Group
Pittsburgh, PA
Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.
Golden, CO
Janet L. Yeomans
Former Vice President and
Treasurer
3M Company
St. Paul, MN
Affiliated officers
David F. Connor
Senior Vice President,
General Counsel,
and Secretary
Delaware Funds
by Macquarie
Philadelphia, PA
Daniel V. Geatens
Vice President and
Treasurer
Delaware Funds
by Macquarie
Philadelphia, PA
Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Funds
by Macquarie
Philadelphia, PA
This annual report is for the information of Delaware Emerging Markets Fund, Delaware International Small Cap Fund, and Delaware International Value Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine Funds' how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature. Each Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.
Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Delaware Funds® by Macquarie privacy practices notice
We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.
Information we may collect
and use
We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:
• Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, and your financial history.
• Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
• Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
• Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.
How we use your personal information
We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators;
broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.
We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share

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customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.
Security of information
Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.
Macquarie Investment Management (MIM), a member of Macquarie Group, refers to the companies comprising the asset management division of Macquarie Group. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
This privacy practices notice is being provided on behalf of the following:
Delaware Capital Management
Delaware Capital Management Advisers, Inc.
Delaware Distributors, Inc.
Delaware Distributors, L.P.
Delaware Funds® by Macquarie
Delaware Enhanced Global Dividend and Income Fund
Delaware Group® Adviser Funds
Delaware Group Cash Reserve
Delaware Group Equity Funds I
Delaware Group Equity Funds II
Delaware Group Equity Funds IV
Delaware Group Equity Funds V
Delaware Group Foundation Funds
Delaware Group Global & International Funds
Delaware Group Government Fund
Delaware Group Income Funds
Delaware Group Limited-Term Government Funds
Delaware Group State Tax-Free Income Trust
Delaware Group Tax-Free Fund
Delaware Investments® Colorado Municipal Income Fund, Inc.
Delaware Investments Dividend and Income Fund, Inc.
Delaware Investments Minnesota Municipal Income Fund II, Inc.
Delaware Investments National Municipal Income Fund
Delaware Pooled® Trust
Delaware VIP® Trust
Voyageur Insured Funds
Voyageur Intermediate Tax Free Funds
Voyageur Mutual Funds
Voyageur Mutual Funds II
Voyageur Mutual Funds III
Voyageur Tax Free Funds
Delaware Investments Advisers Partner, Inc.
Delaware Investments Distribution Partner, Inc.
Delaware Investments Fund Advisers
Delaware Investments Fund Services Company
Delaware Investments Management Company, LLC
Delaware Management Company
Delaware Management Trust Company
Delaware Service Company, Inc.
Four Corners Capital Management, LLC
Macquarie Absolute Return MBS Fund, LP
Macquarie Absolute Return MBS Fund
Macquarie Alternative Strategies
Macquarie Allegiance Capital, LLC
Macquarie Asset Advisers
Macquarie Emerging Markets Small Cap Fund, LLC
Macquarie Funds Management Hong Kong Limited
    This page is not part of the annual report.    ii

Delaware Funds® by Macquarie privacy practices notice
Macquarie Global Infrastructure Total Return Fund Inc.
Macquarie Investment Management Advisers
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Business Trust
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management General Partner, Inc.
Macquarie Investment Management Global Limited
Macquarie Multi-Cap Growth Fund, LP
Macquarie Real Estate Absolute Return Partners, Inc.
Macquarie Total Return Fund Inc.
Optimum Fund Trust
Revised February 2020

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Delaware Funds® by Macquarie
Equity funds
US equity funds
• Delaware Equity Income Fund1
• Delaware Growth and Income Fund1
• Delaware Growth Equity Fund
• Delaware Mid Cap Value Fund
• Delaware Opportunity Fund
• Delaware Select Growth Fund2
• Delaware Small Cap Core Fund3
• Delaware Small Cap Growth Fund
• Delaware Small Cap Value Fund
• Delaware Smid Cap Growth Fund
• Delaware Special Situations Fund
• Delaware U.S. Growth Fund
• Delaware Value® Fund
Global / international equity funds
• Delaware Emerging Markets Fund
• Delaware Global Equity Fund
• Delaware International Fund
• Delaware International Small Cap Fund
• Delaware International Value Equity Fund
Alternative / specialty funds
• Delaware Covered Call Strategy Fund
• Delaware Healthcare Fund
• Delaware Hedged U.S. Equity Opportunities Fund
• Delaware Premium Income Fund
Multi-asset funds
• Delaware Global Listed Real Assets Fund
• Delaware Strategic Allocation Fund
• Delaware Total Return Fund
• Delaware Wealth Builder Fund

1On November 18, 2020, the Board of Trustees of Delaware Group® Equity Funds IV (the “Board”) approved the replacement of the Fund's current portfolio managers with the Global Systematic Investment team of the Fund's current sub-advisor, Macquarie Investment Management Global Limited (MIMGL). In connection with this determination, the Board approved certain changes to the Fund's investment strategies. These portfolio management and strategy changes will be effective on or about January 29, 2021 (the “Effective Date”). The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing.
This and other information can be found in each Fund’s prospectus and, if available, its summary prospectus.
A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.
Investing involves risk, including the possible loss of principal.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

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Fixed income funds
Taxable fixed income funds
• Delaware Corporate Bond Fund
• Delaware Diversified Income Fund
• Delaware Emerging Markets Debt Corporate Fund
• Delaware Extended Duration Bond Fund
• Delaware Floating Rate Fund
• Delaware Floating Rate II Fund
• Delaware Fund for Income
• Delaware High-Yield Opportunities Fund
• Delaware International Opportunities Bond Fund
• Delaware Investment Grade Fund
• Delaware Investments Ultrashort Fund
• Delaware Limited Duration Bond Fund
• Delaware Limited-Term Diversified Income Fund
• Delaware Strategic Income Fund
• Delaware Strategic Income II Fund

Municipal fixed income funds
• Delaware Minnesota High-Yield Municipal Bond Fund
• Delaware National High-Yield Municipal Bond Fund
• Delaware Tax-Free Arizona Fund
• Delaware Tax-Free California Fund
• Delaware Tax-Free Colorado Fund
• Delaware Tax-Free Idaho Fund
• Delaware Tax-Free Minnesota Fund
• Delaware Tax-Free Minnesota Intermediate Fund
• Delaware Tax-Free New Jersey Fund
• Delaware Tax-Free New York Fund
• Delaware Tax-Free Oregon Fund
• Delaware Tax-Free Pennsylvania Fund
• Delaware Tax-Free USA Fund
• Delaware Tax-Free USA Intermediate Fund
2On May 20, 2020, the Board of Trustees approved the replacement of the Fund’s current sub-advisor with the US Growth Equity team of the Fund’s investment manager, Delaware Management Company. In connection with this determination, the Board approved certain changes to the Fund’s investment strategies. These portfolio management and strategy changes were effective July 31, 2020. The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.
3Closed to certain new investors.
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Caring for your portfolio
Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.
If you decide to make some changes, check
out the convenient options provided by Macquarie Investment Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.
Most importantly, you may generally
exchange all or part of your shares in one Delaware Funds® by Macquarie mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).
Choose the investment method suitable for you
After you’ve evaluated your overall investments, you have choices about how to implement any changes:
1. Move assets all at once at any time.
2. Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware fund for those in another Delaware fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3. Use our automatic investing plan for future investments in different vehicles. To allocate your future investments differently, the Macquarie Investment Management automatic investing plan allows you to make regular monthly or quarterly investments directly from your checking account.
Important notes about exchanging or redeeming shares
For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at
delawarefunds.com/literature.
If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.
When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.
You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.
We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

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Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
P.O. Box 9876
Providence, RI 02940-8076
Overnight courier service
4400 Computer Drive
Westborough, MA 01581-1722
Macquarie Investment Management • 610 Market Street • Philadelphia, PA 19106-2354
Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.
Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.
The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.
Other than MBL, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.
The Funds are governed by US laws and regulations.
(1467508)
AR-034-121

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Jerome D. Abernathy
John A. Fry
Thomas K. Whitford, Chair
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $94, 380 for the fiscal year ended November 30, 2020.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $128,880 for the fiscal year ended November 30, 2019.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $903,282 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $19,830 for the fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $26,440 for the fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2020.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2020. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $8,455,000 and $4,687,000 for the registrant’s fiscal years ended November 30, 2020 and November 30, 2019, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2021

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2021